September 2, 2003

VIA EDGAR

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549


Re:	The Hough Group of Funds
File Nos. 033-66396

Ladies and Gentlemen:

On behalf of The Hough Group of Funds (Registrant), attached for electronic filing pursuant to Rule 497(c) under the Securities Act of 1933 is Registrant's definitive
Prospectus and Statement of Additional Information dated
August 31, 2003.

No fees are required in connection with this filing.
If you have any questions concerning the attached filing, please do not hesitate to contact the undersigned at 727/895-8844.

Very truly



/s/ William J Shannon



Attachment



Please read this prospectus before investing and keep it for future reference. It contains important information, including how the Funds invest and the services available to shareholders.


Contents:

About the Funds
* Risk/Return Summary & Fund Expenses	    2
* Investment Objectives Policies & Strategies	8
* Investment Risks	10
* Management	10
* Distributions & Taxes	11
* Buying & Selling Shares	12
* Shareholder Services	12
* Account Policies	16
* Financial Highlights	18
* Contact Us	19



To receive additional information
about the Funds,
see back cover.


Risk/Return Summary and Fund Expenses

Risk/Return Summary of The Florida TaxFree Money Market Fund

Investment Objective

The Florida TaxFree Money Market Fund seeks a high level of current interest income, exempt from federal income tax, consistent with the preservation of capital and liquidity. The Fund is operated in a manner intended to qualify its shares for an exemption from the Florida Intangibles Tax.

Principal Investment Strategies

The Fund invests primarily in high quality, short-term Florida municipal obligations that have been determined to present minimal credit risks. The Fund limits its investments to securities with remaining maturities of 397 days or less at the time of purchase and maintains a dollar-weighted average maturity of 90 days or less. The Fund seeks to maintain a constant net asset value of $1.00 per share.


Principal Investment Risks

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
In addition, because the Fund invests primarily in Florida obligations, the Fund is more sensitive to political and economic developments in the State of Florida.


Who may want to invest?

Consider investing in the Fund if you:


* are seeking current income and the preservation of capital
* have a low risk tolerance
* are investing for a short-term purpose and are willing to accept lower potential returns in exchange for a high degree of safety
* are subject  to the Florida Intangible Tax


This Fund will not be appropriate for someone:

* investing for a long-term goal or for retirement
* seeking a high total return

Risk/Return Summary and Fund Expenses
Performance Bar Chart and Table1

The chart and table below show how the Money Market Fund has performed and how its performance has varied from year to year. The bar chart shows changes in the Fund's yearly performance for each calendar year since its inception on November 22, 1993 to demonstrate that the Fund's performance varied at differing times.


Money Market Fund
Year-by-Year Total Returns as of 12/31 (before taxes)

3.12%  3.86%  3.43%  3.51%   3.25%  2.98%  3.81%   2.56%   1.15%
(1994) (1995) (1996) (1997)  (1998) 1999)  (2000)  (2001)  (2002)

YTD through June 30, 2003: 0.36%



The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns. Of course, past performance does not indicate how the Fund will perform in the future.


Best quarter:
Q 2 1995
 + 4.00%

Worst quarter:
Q 1 2003
+ .71%



Average Annual Total Returns
(for the periods ended December 31, 2002)

Money Market Fund
Fund Inception: 11/22/93
Past Year: 1.15%
Past 5 Years: 2.74%
Since Inception: 3.06%
As of April 30, 2003, the 7 day yield for the Money Market Fund was 0.82%. To obtain the current 7-day yield, call 1-800-557-7555.


1Both charts assume reinvestment of dividends and distributions.

Money Market Fund
Risk/Return Summary and Fund Expenses
Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Money Market Fund.


Shareholder Fees
(fees paid directly from your investment)

Maximum Sales Charge
(load) Imposed on Purchases...........................  None

Maximum Deferred
Sales Charge (load)...................................  None

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees.......................................  .50%
Distribution and Service (12b-1) Fees1................. .06%
Other Expenses........................................  .13%
Total Fund Operating Expenses.........................  .69%
Fee Waiver and/or Expense Reimbursement2..............  .19%
Net Expenses2.........................................  .50%

1 The Fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940, which authorizes the Fund to pay up to .25% of its average daily net assets for shareholder support services or sales activities.

2 The Adviser has entered into an expense limitation agreement with the Fund to limit its Total Fund Operating Expenses to 0.50% of its average daily net assets for the current fiscal year. The Fund has agreed to repay the Adviser for amounts waived or reimbursed by the Adviser pursuant to the expense limitation agreement provided that such repayment does not cause the Fund's Total Fund Operating Expenses to exceed 0.50% of its average daily net assets and the repayment is made within three years after the year in which the Adviser incurred the expense. The Net Expenses of the Fund have been restated to reflect Fund's current fees.


Expense Example

Use this table to compare fees and expenses with those of other
Funds.

It illustrates the amount of fees and expenses you would pay, assuming the following:

* $10,000 investment
* 5% annual return
* redemption at the end of each period
* no changes in the Fund's operating expenses
* reinvestment of dividends and distributions

Because this example is hypothetical and for comparison purposes only, your actual costs will be different.


Money Market Fund

1 Year:   $51
3 Years:  $202
5 Years:  $365
10 Years: $841


Risk/Return Summary of the Florida TaxFree ShortTerm Fund


Investment Objective

The Florida TaxFree ShortTerm Fund seeks the highest level of current interest income, exempt from federal income tax, consistent with the preservation of capital and liquidity. The Fund is operated in a manner intended to qualify its shares for an exemption from the Florida Intangible Tax.

Principal Investment Strategies

The Fund invests primarily in investment grade Florida municipal bonds with maturities not greater than six years at the time of purchase. The Fund attempts to maintain a dollar-weighted average portfolio maturity of three years or less.

Principal Investment Risks

The Fund is subject to interest rate risk. Therefore, the value of the Fund's investments will fluctuate with interest rates and so will the value of your investment in the Fund. You could lose money on your investment in the Fund, or the Fund could underperform other investments. Because the Fund invests primarily in Florida obligations, the Fund is more sensitive to political and economic developments in the State of Florida. Shares of the Fund are not insured by the FDIC or any other agency.

Who may want to invest?


Consider investing in the Fund if you are:

* looking to add a monthly income component to your portfolio
* seeking higher potential returns than provided by money market funds
* willing to accept the risks of price and dividend fluctuations
* subject  to the Florida Intangible Tax

The Fund will not be appropriate for someone:
* investing emergency reserves
* seeking safety of principal



ShortTerm Fund
Risk/Return Summary and Fund Expenses
Performance Bar chart and Table1

The chart and table on this page show how the ShortTerm Fund has performed and how its performance has varied from year to year. The bar chart shows changes in the Fund's yearly performance for each calendar year since its inception on November 22, 1993 to demonstrate that the Fund has gained and lost value at differing times. The table below compares the Fund's performance (before and after taxes) over time to that of the Lehman 3 Year Bond Index.


ShortTerm Fund
Year-by-Year Total Returns as of 12/31 (before taxes)

 1.24%  7.33%  3.98%  4.91%  4.83%  1.78%  5.50%  4.37%  5.68%
(1994) (1995) (1996) (1997) (1998) (1999) (2000) (2001) (2002)

YTD through June 30, 2003: 1.13%

The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.
Of course, past performance does not indicate how the Fund will perform in the future.



Best quarter:
Q 2 2002
 + 10.67%

Worst quarter:
Q 1 1994
 -3.23%



Average Annual Total Returns
(for the periods ending December 31,2002)


                            Fund       Past   Past 5   Since
			    Inception  Year   Years    Inception
Florida Tax Free            ---------  ----   ------   ---------
ShortTerm Fund		    11/22/93

Return Before Taxes                    5.68%   4.52%    4.49%

Return After Taxes
on Distributions2                      5.51%   4.47%    4.40%

Return After Taxes on
Distributions
and Sale of Fund Shares2               4.86%   4.36%    4.33%

Lehman 3 Year Bond Index    11/22/93   6.72%   5.92%    6.40%

___________________
1Both charts assume reinvestment of dividends and distributions.


2The after-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table above. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

3An unmanaged index generally representative of the performance of short-term bonds (those maturing with two to four years).


ShortTerm Fund
Risk/Return Summary and Fund Expenses
Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the ShortTerm Fund.

Shareholder Fees
(fees paid directly from your investment)

Maximum Sales Charge
(load) Imposed on Purchases........................None


Maximum Deferred
Sales Charge (load)................................None


Annual Fund Operating Expenses
   (expenses that are deducted from Fund assets)


Management Fees....................................  .60%
Distribution and Service (12b-1) Fees1.............  .07%
Other Expenses.....................................  .43%
Total Fund Operating Expenses......................  1.10%

Fee Waiver and/or Expense Reimbursement2...........  .60%

Net Expenses2......................................  .50%

1 The Fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940, which authorizes the Fund to pay up to .25% of its average daily net assets for shareholder support services or sales activities.

2 The Adviser has entered into an expense limitation agreement with the Fund to limit its Total Fund Operating Expenses to 0.50% of its average daily net assets for the current fiscal year. The Fund has agreed to repay the Adviser for amounts waived or reimbursed by the Adviser pursuant to the expense limitation agreement provided that such repayment does not cause the Fund's Total Fund Operating Expenses to exceed 0.50% of its average daily net assets and the repayment is made within three years after the year in which the Adviser incurred the expense. The Net Expenses of the Fund have been restated to reflect the Fund's current fees.


Expense Example
Use this table to compare fees and expenses with those of other Funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

* $10,000 investment
* 5% annual return
* redemption at the end of each period
* no changes in the Fund's operating expenses
* reinvestment of dividends and distributions

Because this example is hypothetical and for comparison purposes only, your actual costs will be different.


1 Year    $51
3 Years   $290
5 Years   $548
10 Years  $1,286



The Florida TaxFree Money Market Fund

INVESTMENT OBJECTIVES POLICIES AND STRATEGIES

Investment Objective
The investment objective of the Money Market Fund is to seek a high level of current interest income, exempt from federal income tax, consistent with the preservation of capital and liquidity. The Fund seeks to maintain a constant net asset value of $1.00 per share, although there can be no assurance that it will be able to do so.

Policies and Strategies

Under normal market conditions, the Fund invests primarily
(not less than 80% of its total assets) in high quality, short-term Florida municipal obligations that have been determined to present minimal credit risks and which have remaining maturities of 397 calendar days (thirteen months) or less. The dollar-weighted verage maturity of the obligations held by the Fund will not exceed 90 days. Additionally, as a fundamental policy, under normal market conditions, the Fund will invest at least 80%
(measured at the time of investment) of the value of its net assets, plus the amount of any borrowings for investment purposes, in investments the income from which is exempt from federal income tax. The Fund also intends to invest in a manner believed to qualify its shares for an exemption from the Florida Intangible Tax.

Consistent with the Money Market Fund's investment objective, the Fund:

* invests in municipal money market instruments that have been rated in accordance with applicable rules in one of the two highest categories for short-term securities by at least two nationally recognized rating services
(or by one, if only one rating service has rated the security) or, if unrated, has been judged by the Adviser to be of equivalent quality

* invests in various types of municipal securities which are debt obligations issued to obtain funds for various public purposes consisting of: (1) General Obligation Bonds which are backed by the issuer's pledge of its full faith, credit and taxing power, and (2) Revenue Bonds, which are payable only from revenues derived from a particular municipal facility

* may invest in other types of municipal instruments including tax-exempt notes, tax and revenue anticipation notes, bond anticipation notes and tax-exempt commercial paper, each of which are generally issued by municipalities to help finance short-term capital or operating needs

* may invest in municipal lease obligations, resource recovery bonds and tender option bonds

* may invest up to 10% of its total assets in illiquid securities which are securities that may lack an active trading market

In the event that the Adviser determines that current market conditions are not suitable for the Fund's typical investments, the Adviser may instead, for temporary defensive purposes during such unusual market conditions, invest all or any portion of the Fund's assets in money market instruments and repurchase agreements. To the extent that these securities may pay interest that may be subject to state or federal tax, the Fund would not be able to pursue its stated investment objective during such a period.


The Florida TaxFree ShortTerm Fund

INVESTMENT OBJECTIVES POLICIES AND STRATEGIES

Investment Objective

The investment objective of The Florida TaxFree ShortTerm Fund is to seek the highest level of current interest income, exempt from federal income tax, consistent with the preservation of capital and liquidity.

Policies and Strategies

Under normal market conditions the Fund will invest primarily
(not less than 80% of its total assets) in Florida municipal bonds with maturities not greater than six years at the time of purchase and will maintain a dollar-weighted average portfolio maturity of three years or less. As a fundamental policy, under normal market conditions, the Fund will invest at least 80% (measured at the time of investment) of the value of its net assets, plus the amount of any borrowings for investment purposes, in investments the income from which is exempt from federal income tax. The Fund also intends to invest in a manner believed to qualify its shares for an exemption from the Florida Intangible Tax.

Consistent with the ShortTerm Fund's investment objective, the Fund:

* invests at least 85% of its total assets in municipal bonds rated investment grade (Baa/BBB or better) and in unrated municipal bonds that have been determined by the Adviser to be of investment grade quality

* may invest up to 15% of its total assets in municipal bonds determined by the Adviser to be lower than investment grade but with such improving prospects of quality as to make the risk/reward ratio attractive

* invests in various types of municipal securities which are debt obligations issued to obtain funds for various public purposes consisting of: (1) General Obligation Bonds which are backed by the issuer's pledge of its full faith, credit and taxing power, and
(2) Revenue Bonds, which are payable only from revenues derived from a particular municipal facility

* may invest in other types of municipal instruments including tax-exempt notes, tax and revenue anticipation notes, bond anticipation notes and tax-exempt commercial paper, each of which are generally issued by municipalities to help finance short-term capital or operating needs

* may invest in municipal lease obligations, resource recovery bonds and tender option bonds

* may also invest in instruments commonly referred to as inverse floaters, which are instruments whose interest rates bear an inverse relationship to the interest rate of another security or the value of a given index

* may buy and sell options and futures contracts on any type of security or index in an effort to manage its exposure to changing interest rates and security prices

* may engage in reverse repurchase transactions with parties whose creditworthiness has been found satisfactory by the Adviser

* may invest up to 15% of its total assets in illiquid securities which are securities that may lack an active trading market

In the event that the Adviser determines that current market conditions are not suitable for the Fund's typical investments, the Adviser may instead, for temporary defensive purposes during such unusual market conditions, invest all or any portion of the Fund's assets in money market instruments and repurchase agreements. To the extent that these securities may pay interest that may be subject to state or federal tax, the Fund would not be able to pursue its stated investment objective during such a period.

INVESTMENT RISKS

An investment in the Funds is subject to investment risks, including the possible loss of the principal amount invested.

Generally, the Funds will be subject to the following risks:

Market Risk

Market risk refers to the risk related to investments in securities in general and the daily fluctuations in the securities markets.
The Funds' performance is impacted by many market factors, including fluctuation in interest rates, the quality of the instruments in each Fund's investment portfolio, national and international economic conditions and general market conditions.

Interest Rate Risk

Interest rate risk refers to the risk that the value of the Funds' fixed income securities can change in response to changes in prevailing interest rates causing volatility and possible loss of value as rates increase.

Credit Risk

Credit risk refers to the risk related to the credit quality of the ssuer of a security held in a Fund's portfolio. The Funds could lose money if the issuer of a security is unable to meet its financial obligations.

Single State Investment Risk

Because each Fund invests primarily in the securities of Florida municipal issuers, they are specifically subject to local, state and regional factors affecting the State of Florida, including economic and political developments.


MANAGEMENT

William R. Hough & Co., 100 Second Avenue South,
St. Petersburg, Florida 33701,
is the Funds' Adviser and is the largest municipal bond underwriter in Florida. William R. Hough & Co. has extensive experience representing Florida issuers and in trading municipal bonds. Each Fund pays the Adviser a monthly fee for research, advice and supervision. The fees are .50% and .60%, respectively, for the Money Market Fund and the ShortTerm Fund, based on the Fund's average net assets per month.

The Funds' lead portfolio manager is:

Christopher R. Coviello, Vice President of The Hough Group of Funds. Mr. Coviello assumed fund management responsibilities effective August 1, 2003. Previously he had secondary portfolio management responsibilities and was the Financial Analyst for the Funds.
Mr. Coviello was previously with Franklin Templeton Group from 1996 to 1999. Brian M. Miller has secondary portfolio management responsibilities. Mr. Miller has been Credit Analyst for the Funds since 2003. Mr. Miller was previously with Law
Engineering and Environmental Services, Inc. from 1997 to 2001.
The Florida TaxFree ShortTerm Fund of The Hough Group of Funds is managed by a committee consisting of: William R. Hough, Robyn Fiel, Stefan Haberer, Christopher R. Coviello and Brian Miller.


MANAGEMENT (continued)

Distribution and Service (12b-1) Fees
Each Fund has adopted a Distribution and Service Plan under Rule 12b-1 of the Investment Company Act of 1940 pursuant to which each Fund may pay William R. Hough & Co. 12b-1 fees in connection with William R. Hough & Co.'s service as the distributor of each Fund's shares. 12b-1 fees compensate William R. Hough & Co. and other dealers and investment representatives for services and expenses relating to the sale and distribution of each Fund's shares and/or for providing shareholder services. 12b-1 fees are paid directly from Fund assets on an ongoing basis and over time these fees will increase the cost of your investment in the Fund. The maximum amount that each Fund may pay in 12b-1 fees under the Distribution and Service Plans is 0.25% of its average daily net assets.


DISTRIBUTIONS AND TAXES

Dividends and Capital Gains

Income dividends are declared daily and paid on the last business day of the month for both Funds. The amount of this distribution may vary and there is no guarantee of the amount. Each Fund intends to distribute each year substantially all of its net investment income and any net realized capital gains.

Tax Considerations

Federal: The Funds intend that all dividends will qualify as "exempt-interest dividends". Exempt-interest dividends are generally excluded from your gross income for federal tax purposes. Part of each Funds' exempt-interest dividends will be attributable to private activity securities; income from which is exempt from federal income tax, but is considered a tax preference item for Alternative Minimum Tax purposes. A distribution of short-term capital gain will be taxable to you as an ordinary income dividend. Any long-term capital gain distribution is taxable to you at long-term capital gains tax rates.

Shareholders of the ShortTerm Fund should also be aware that redeeming sharesof this Fund could create a taxable gain or loss based on the difference between your cost basis and the redemption value of shares redeemed.

Every January you will be sent a statement with information relating to the amounts and nature of the distributions made in the previous year. ShortTerm Fund shareholders will also receive a statement of proceeds from all redemptions made in the previous calendar year for use in determining capital gains or losses from shares redeemed.

State: Dividends and distributions paid by the Funds to individuals who are Florida residents will not be subject to personal income taxation by Florida because Florida does not have personal income tax. Shareholders subject to tax in other states may be taxed on all dividends, capital gain distributions, and any realized gains on redemptions of ShortTerm Fund shares.


Back up Withholding

By law, the Funds must withhold 28% of your taxable distributions and proceeds if you do not provide your correct taxpayer identification number or certify that your taxpayer identification number is correct, or if the IRS instructed the Funds to do so.


SHAREHOLDER SERVICES

Account Application
If you are opening a new account, please complete and sign an account application. Additional paperwork may be required for corporations, trusts, associations and certain fiduciaries. The Funds do not issue share certificates.

BUYING SHARES

Minimum investments for both Funds

		Initial	   Additional
By Mail         $1,000        $50
By Wire         $1,000        $500
By Exchange     $1,000        $500

Opening an account
Adding to an account
By Mail
Make check payable to the name of the Fund.
Make check payable to the name of the Fund.

Mail check with signed application.
Fill out deposit slip from your account statement or from your checkbook.


Mail the check and deposit slip.

Checks received by 1pm Eastern Time will start to earn dividends the following business day.

By Wire
1-800-557-7555
Mail your signed application and indicate wire purchase.


Wire to:
Wire to:

First Union National Bank of Florida

ABA:# 063000021
Credit To:  The Hough Group of Funds,
The Florida Tax Free Money Market Fund Account #  2090000609066
or The Florida Tax Free ShortTerm Fund Account #  2090000609105
For Further Credit to:
(Shareholder's name(s) and account number).
Money Market Fund wires received by 12:00 noon Eastern Time will begin earning dividends on the day of receipt.
All ShortTerm Fund wires and Money Market Fund wires received after 12:00 noon Eastern Time will begin earning dividends the next business day after receipt. Your bank may charge a fee for each wire you send to the Funds.

By Exchange

1-800-557-7555

Mail your signed application, new account must have same name(s), addressand taxpayer identification number. Call Shareholder Services

Adding to an account
Call Shareholder Services

SELLING SHARES

You may sell your shares on any business day that is not a NYSE holiday.

Selling Shares in Writing

Requests to sell less then $10,000 can generally be made over the phone or with a letter of instruction. To protect you and the Funds, we will sometimes need written instructions signed by all registered owners, with a signature guarantee for each owner, if:

* You are selling $10,000 or more worth of shares.
* You want your proceeds sent to an address other than what is on record.

A signature guarantee helps protect your account against fraud.
You can obtain a signature guarantee at most banks and securities dealers. A notary public cannot provide a signature guarantee.

Selling Recently Purchased Shares

If you request to sell shares that have been recently purchased with a check or draft, we may delay sending you the proceeds until your check or draft has cleared, which may take seven business days or more.


Redemption Proceeds
Your redemption check will be sent within seven days after we receive your request in proper form. We are not able to receive or pay out cash in the form of currency. Redemption proceeds may be delayed if we have not yet received your signed account application.

A $5.00 fee will be charged for redemption checks. If you request that we wire the proceeds to another financial institution, the charge is $10.00. You must send us the receiving institution's instructions in writing prior to the transaction.

The Hough Group of Funds, Shareholder Services

100 Second Avenue South,
Suite 301, St. Petersburg, FL 33701
Call toll-free 1-800-557-7555
8:30 a.m.  to 5:00 p.m. Eastern Time (Monday - Friday)

SHAREHOLDER SERVICES

ELECTRONIC FUNDS TRANSACTIONS

These plans offer a convenient way for you to invest in the Funds and withdraw funds from your account. We can automatically transfer money to and from your checking or savings accounts. To sign up for the following, complete the appropriate section on your account application.

ACH Transactions

You may authorize electronic transfers of money to purchase shares of the Funds or to redeem shares of the Funds. The transfer must be a minimum amount of $1,000. Allow two to three business days after the phone call to Shareholder Services for the transfer to be completed.

Systematic Investment Plan

This plan offers you a simple way to maintain a regular investment program. You may set up automatic transfers from your checking or savings account to one of the Funds. The minimum investment is $250 per transaction done on a monthly basis on the 1st, 5 th, 15th, or 25th day of the month. To stop this transaction, call Shareholder Services at least 10 business days prior to next scheduled investment date.

Systematic Withdrawal Plan

This plan may be established for accounts with a minimum balance of $10,000. You may arrange to receive a specific amount not less than $250 on a monthly basis on the 1st, 5 th, 15th, or 25th day of the month.

You have the option of receiving a check, designating another person to receive a check or having the funds transferred to your bank account. If you choose to designate another person to receive a check and the person is not on the account, submit a letter of instruction containing all signers to shareholder services.

DISTRIBUTION OPTIONS

When you establish your account, you can choose from one of the following options.

Reinvestment
You may automatically reinvest your income dividends and any capital gains in your existing account on the payment date. If you do not make a choice on your application, we will assume this option.

Cash
You may receive both income dividends and any capital gains distributions in the form of a check if the amount is over $25.00. Distribution amounts under $25.00 will automatically be reinvested in your account.

Automatic Investment
This option allows you to reinvest distributions automatically from one Fund to another. Distributions may only be directed to an existing account with the identical registration. Call Shareholder Services to receive more details on this option 1-800-557-7555.

SHAREHOLDER SERVICES

Telephone Privileges
You will automatically receive telephone privileges when you open your account, allowing you to sell or exchange your shares and make certain other changes to your account by phone. You can decline telephone exchange service by checking "no" on the account application.

As long as we take certain measures to verify telephone requests, we will not be responsible for any losses that may occur from unauthorized requests.

The Hough Group of Funds records all telephone conversations.

Exchange Privilege

You may exchange shares of your account between the Money Market Fund and the ShortTerm Fund as your needs or investment objectives change. Generally, exchanges may only be made between identical registration, unless you send written instructions with a signature guarantee.
The minimum exchange amount is $1,000. Exchanges are not permitted for 15 days after a new purchase or a previous exchange.
Telephone exchanges must be received by 4:00 p.m. Eastern time and no exchanges by a single investor will be accepted for amounts in excess of $500,000 on any given business day. Fund performance and shareholders may be adversely affected by excessive trading. To protect the interests of the shareholders, the Funds reserve the right to terminate the exchange privileges to any person (s) who make more than four exchanges per calendar year. Each Fund reserves the right to terminate or modify the exchange privilege at any time.

The Funds offer an automatic exchange option. In this case, we exchange between the Money Market Fund and the ShortTerm Fund on a monthly basis. The minimum amount is $500. Accounts must have identical registration. Call Shareholder Services for more information on this privilege.


ACCOUNT POLICIES


Customer Identification Policy
To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including the Funds, to obtain, verify and record information that identifies each person who opens an account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

What this means for you: the Funds must obtain the following information for each person who opens an account: (1) Name; (2) Date of birth
(for individuals); (3) Physical residential address (although post office boxes are still permitted for mailing); and (4) Social Security Number, Taxpayer Identification Number or other identifying number.

You may also be asked to show your drivers license, passport or other identifying documents in order to verify your identity. Additional information may be required to open accounts for corporations and other non-natural persons.

Effective October 1, 2003, Federal law prohibits the Funds and other financial institutions from opening an account unless the minimum identifying information listed above is received. The Funds may also be required to close your account if we are unable to verify your identity.


Calculating Share Price

Each Fund's shares are sold without a sales charge. The Funds calculate the net asset value per share (NAV) each business day at the close of trading on the New York Stock Exchange, NYSE
(4:00 p.m. Eastern time). Each NAV is calculated by dividing a Fund's net assets by the number of its shares outstanding. Shares in the Funds cannot be purchased on days the NYSE is closed. Requests to buy or sell shares are processed at the NAV next calculated after we receive your request in proper form.

Purchases

All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. No cash, third-party checks or traveler's checks will be accepted. If your check does not clear, your purchase will be canceled and your account will be charged a $10 service charge for the return check. You could also be liable for any losses on your account. The Funds reserve the right to limit accounts maintained by any one person to a maximum balance of $2 million. We may refuse any initial or additional investment that would cause an account balance to exceed
$2 million.

Accounts with low balances
To keep the account open, your minimum account balance is $500.
If your account balance falls below $500, your account may be closed and the proceeds mailed to you at the address of record on the account. You will be given a 30 day notice that your account may be closed unless you make additional investments.


Statements and Reports

You will receive confirmations and account statements that show your account transactions. If you have a brokerage account linked to one of the Funds, you will receive a monthly statement showing the brokerage activity and your fund account activity and balance.

You may request a separate statement from the Funds for an additional charge of $2.00 per month. This statement will be deemed conclusive and correct unless you advise us in writing of any objection to it within ten (10) days after receipt. Any such objection should be sent to the address indicated on page 14.

You will also receive the Funds' financial reports every six months. If you need additional copies, please call 1-800-557-7555. The cost of historical account documents in excess of 24 months is $15 for each year requested.

Checkwriting
You may receive a checkbook on both Funds. Drafts may be written in any amount up to $500,000. You are able to write three drafts per calendar month with no fee. Any drafts written in excess of three in one calendar month will be charged $.80 per draft. The fee will be deducted from your account at the end of the month. To keep the Funds' expenses down, we do not send back your cleared drafts. You may call Shareholder Services to receive a copy of the draft.

Drafts written in amounts exceeding your current account balance will be returned to the payee marked "insufficient funds" and your account will be charged a $30 service fee. Drafts written in an amount greater than $500,000 on either fund may also be returned.

You may request a stop payment on a draft by calling Shareholder Services. There is a $20 service charge for this request. We reserve the right to charge a fee for checkbooks.

Drafts drawn upon the Fund cannot be certified or cashed by the Transfer Agent. First Union National Bank of Florida is under no obligation to cash the drafts. The Bank may elect to cash drafts for shareholders who maintaina banking relationship with them.

Additional Policies

* The Funds may refuse any order to buy shares, including any purchases under the exchange privilege.

* You may only buy shares of the Funds eligible for sale in your state or jurisdiction.

* In unusual circumstances, we may temporarily suspend redemptions or postpone the payment proceeds, as allowed by federal securities laws.

* Certain fees may be waived for certain shareholders who maintain a brokerage account of a specified size with William R. Hough & Co.

FINANCIAL HIGHLIGHTS

The financial highlights are intended to help you understand each Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned on an investment in a Fund assuming the reinvestment of all dividends and distributions.
The information for each of the four years ended April 30, 2003, have been audited by PricewaterhouseCoopers, LLP, whose report, along with each Fund's financial statements are included in the annual report of the Funds, which is available upon request. The information for the years prior to 2000 were audited by other independent auditors.


Financial Highlights
The Florida Tax Free Money Market Fund<F1>
Per share operating performance
(for a share outstanding throughout the year)


		                                     Fiscal Year Ended April 30,
                                                     ---------------------------------------------
						     2003	2002	  2001	    2000      1999
Net asset value, beginning of year		     $1.00      $1.00     $1.00     $1.00     $1.00

Income from investment operations:
	Net investment income			     0.010	0.019	  0.036	    0.032     0.030

Less distributions from:
	Net investment income			     (0.010)    (0.019)   (0.036)   (0.031)   (0.030)

	Return of capital                            0          0         0         (0.001)   0

Total distributions                                  (0.010)    (0.019)   (0.036)   (0.032)   (0.030)

Net asset value, end of year			     $1.00      $1.00     $1.00     $1.00     $1.00

Total return					     0.99%	1.89%	  3.70%	    3.26%     3.02%


Ratios/Supplemental Data

Net assets at end of year (000's)                    $160,791   $166,848  $152,342  $137,051  $160,410

Ratios to average daily net assets

	Expenses                                     0.47%      0.40%     0.40%     0.40%     0.39%



	Expenses (before reimbursement)              0.69%      0.70%     0.74%     0.70%     0.73%

	Net Investment Income                        0.96%      1.84%     3.63%     3.11%     2.96%

<F1>
Per share amounts have been calculated using the daily average share method



Financial Highlights
The Florida Tax Free ShortTerm Fund<F1>
Per share operating performance
(for a share outstanding throughout the year)

						      Fiscal Year Ended April 30,
						      -------------------------------------------------
						      2003	   2002	      2001       2000      1999
Net asset value, beginning of year		      $10.14       $10.09     $9.84      $10.11    $10.05

Income from investment operations
	Net investment income			      0.30         0.38       0.41       0.41      0.40

	Net realized & unrealized gain (loss)         0.13         0.10       0.25       (0.27)    0.06
	on investments

Total from investment operations		      0.43	   0.48       0.66       0.14      0.46

Less distributions from:

	Net investment income			      (0.30)       (0.38)     (0.41)     (0.40)    (0.40)

	Net realized gains			      (0.06)       (0.05)     0          0         0

	Return of capital			      0            0          0          (0.01)    0

Total distributions                                   (0.36)       (0.43)     (0.41)     (0.41)    (0.40)

Net asset value, end of year			      $10.21       $10.14     $10.09     $9.84     $10.11

Total Return				              4.38%        4.77%      6.79%      1.39%     4.71%

Ratios/Supplemental Data

Net assets at end of year (000's)		      $23,965      $22,365    $28,484    $32,779   $29,356

Ratios to average daily net assets

	Expenses				      0.47%        0.40%      0.40%      0.40%     0.39%

	Expenses (before reimbursement)		      1.10%        1.07%      0.92%      0.91%     0.93%

	Net Investment Income			      2.95%        3.73%      4.07%      3.97%     4.00%

Portfolio turnover rate				      41.6%        62.1%      26.0%      32.2%     25.6%

<F1>
Per share amounts have been calculated using the average monthly share method


Contact Us

If you have any questions about the Funds or your account, you can write to us at PO Box 11688, St Petersburg, FL 33733-1688. You can also call us at 1-800-557-7555, Monday - Friday 8:30 a.m. to 5:00 p.m. (Eastern
Time). For your protection, and to help ensure that we provide you with quality service, all calls may be recorded.

For More Information

You can learn more about the funds in the following documents:

Annual/Semiannual Report to Shareholders
Includes a discussion of recent market conditions and fund strategies, financial statements, detailed performance information, portfolio holdings, and the auditor's report.

Statement of Additonal Information (SAI)
Contains more information about the Funds, their investments and their policies. It is incorporated by reference in this prospectus.

For A Free Copy
of the current annual/semiannual report or the SAI, please contact us at:
The Hough Group of Funds 1/800-557-7555.

You can also obtain information about the Funds by visiting the SEC's Public Reference Room in Washington DC, or by sending your requests and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009 or by submitting an electronic request by e-mailing the SEC at the following address: publicinfo@sec.gov. You can also visit the SEC's Internet site at http://www.sec.gov and obtain information for free from the SEC's EDGAR database.

Investment Company Act
File No. 811-07902
______________________

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.


THE FLORIDA
TAXFREE FUNDS

Series of
THE HOUGH GROUP OF FUNDS (r)


Prospectus dated August 31, 2003


The Florida TaxFree Funds
100 Second Avenue South
St. Petersburg, Florida 33701


The Florida TaxFree Money Market Fund
The Florida TaxFree ShortTerm Fund


STATEMENT OF ADDITIONAL INFORMATION
August 31, 2003


The Florida TaxFree Money Market Fund and The Florida TaxFree ShortTerm Fund(the "Funds") are two separate series of the Hough Group of Funds (the "Trust"), an open-end management investment company organized as a Massachusetts business trust.

This Statement is not a prospectus, but should be read in conjunction with the Funds' current Prospectus dated August 31, 2003. Please retain this document for future reference. To obtain an additional copy of the Prospectus, please call the Distributor at 1-800-557-7555.


TABLE OF CONTENTS	PAGE

Investment Policies and Practices of the Funds	 1
Investment Restrictions	9
Special Considerations Concerning Florida	10
Portfolio Transactions	17
Valuation of Portfolio Securities	18
Performance	18
Distributions and Taxes	22
The Investment Adviser	26
Trustees and Officers	26
Advisory Contracts	29
Description of Proxy Voting Policies   30
Code of Ethics          31
Distribution and Service Plan	32
Distributor	32
Description of the Trust	33
Financial Statements	34
Appendix	A - 1


INVESTMENT ADVISER, DISTRIBUTOR AND TRANSFER AGENT

William R. Hough & Co.


INVESTMENT POLICIES AND PRACTICES OF THE FUNDS

The following discussion elaborates on the description of each Fund's investment policies and practices contained in the Prospectus. Each Fund has adopted certain fundamental investment restrictions which may not be changed with respect to a Fund without the approval of the holders of a majority of that Fund's outstanding voting shares.

As used in this Statement of Additional Information, with respect to matters required by the provisions of the 1940 Act to be submitted to shareholders, the term "majority of the outstanding shares" of a Fund means the vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

Under normal circumstances, each Fund intends to invest at least 80% of its total assets in obligations the interest on which is exempt from federal income tax. This policy, like each investment objective, is a fundamental policy of each Fund and may only be changed with shareholder approval. In addition, each Fund will ordinarily invest at least 80% of its total assets in obligations issued by or on behalf of the State of Florida, its political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income taxes. Shares of each Fund are also intended to be exempt from the Florida Intangibles Tax.

In carrying out their investment objectives, the Funds may utilize the following investment practices, which are non-fundamental:

Delayed-Delivery Transactions.

Each Fund may buy and sell securities on a delayed-delivery or when-issued basis. These transactions involve a commitment by a Fund to purchase or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security (and more than seven days in the future). Typically, no interest accrues to the purchaser until the security is delivered. The ShortTerm Fund may receive fees for entering into delayed delivery transactions.

When purchasing securities on a delayed-delivery basis, each Fund assumes the rights and risks of ownership, including the risk of price and yield fluctuationsand the credit risks associated with the ownership of the securities. Because a Fund is not required to pay for securities until the delivery date, these risks are in addition to the risks associated with the Fund's other investments. If a Fund remains substantially fully invested at a time when delayed-delivery purchases are outstanding, the delayed-delivery purchases may result in a form of leverage. When delayed-delivery purchases are outstanding, the Funds will set aside appropriate liquid assets in a segregated custodial account to cover their purchase obligations.
When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a Fund could miss a favorable price or yield opportunity, or could suffer a loss. Each Fund may renegotiate delayed-delivery transactions after they are entered into, and may sell underlying securities before they are delivered, which may result in capital gains or losses.

Variable or Floating Rate Demand Obligations.
(VRDOs/FRDOs) are tax-exempt obligations that bear variable or floating interest rates and carry rights that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries. Floating rate securities have interest rates that change whenever there is a change in a designated base rate while variable rate instruments provide for a specified periodic adjustment in the interest rate. These formulas are designed to result in a market value for the VRDO or FRDO that approximates its par value.

With respect to the Money Fund, a demand instrument with a conditional demand feature must have received both a short-term and a long-term high-quality rating or, if unrated, have been determined to be of comparable quality pursuant to procedures adopted by the Board of Trustees.
A demand instrument with an unconditional demand feature may be acquired solely in reliance upon a short-term high-quality rating or, if unrated, upon a finding of comparable short-term quality pursuant to procedures adopted by the Board of Trustees.

Each Fund may invest in fixed rate bonds that are subject to third party puts and in participation interests in such bonds held by a bank in trust or otherwise. These bonds and participation interests have tender options or demand features that permit the Funds to tender (or put) its bonds to an institution at periodic intervals and to receive the principal amount thereof. The Funds consider variable rate instruments structured in this way (Participating VRDOs) to be essentially equivalent to other VRDOs they purchase. The IRS has not ruled whether the interest on Participating VRDOs is tax-exempt, and, accordingly the Funds intend to purchase these instruments based on opinions of bond counsel.

With respect to the Money Fund, a variable rate instrument that matures in 397 days or less may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. A variable rate instrument that matures in greater than 397 days but that is subject to a demand feature that is 397 days or less may be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.
A floating rate instrument that is subject to a demand feature may be deemed to have a maturity equal to the period remaining until the principal amount may be recovered through demand. The Money Fund may purchase a demand instrument with a remaining final maturity in excess of 397 days only if the demand feature can be exercised on no more than 30 days' notice (a) at any time or (b) at specific intervals not exceeding 397 days.

Tender Option Bonds are created by combining an intermediate or long-term fixed rate tax-exempt bond (generally held pursuant to a custodial arrangement) with a tender agreement that gives the holder the option to tender the bond at its face value. As consideration for providing the tender option, the sponsor (usually a bank, broker-dealer, or other financial institution) receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option to trade at par on the date of such determination. After payment of the tender option fee, a fund effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate.
Subject to applicable regulatory requirements, the Money Fund may buy tender option bonds if the agreement gives the Fund the right to tender the bond to its sponsor no less frequently than once every 397 days. In selecting tender option bonds for the Funds, the Adviser will consider the creditworthiness of the issuer of the underlying bond, the custodian, and the third party provider of the tender option. In certain instances, a sponsor may terminate a tender option if, for example, the issuer of the underlying bond defaults on interest payments.

Standby Commitments are puts that entitle holders to same-day settlement at an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. Each Fund may acquire standby commitments to enhance the liquidity of portfolio securities, but the Money Fund may do so only when the issuers of the commitments present minimal risk of default.

Ordinarily a Fund will not transfer a standby commitment to a third party, although it could sell the underlying municipal security to a third party at any time. A Fund may purchase standby commitments separate from or in conjunction with the purchase of securities subject to such commitments.
In the latter case, the Fund would pay a higher price for the securities acquired, thus reducing their yield to maturity. Standby commitments will not affect the dollar-weighted average maturity of the Money Fund, or the valuation of the securities underlying the commitments.

Standby commitments are subject to certain risks, including the ability of issuers of standby commitments to pay for securities at the time the commitmentsare exercised; the fact that standby commitments are not marketable by the Funds; and the possibility that the maturities of the underlying securities may be different from those of the commitments.

Municipal Lease Obligations. Each Fund may invest a portion of its assets in municipal leases and participation interests therein. These obligations, which may take the form of a lease, an installment purchase, or a conditional sale contract, are issued by state and local governments and authorities to acquire land and a wide variety of equipment and facilities. Generally, the Funds will not hold such obligations directly as a lessor of the property, but will purchase a participation interest in a municipal obligation from a bank or other third party. A participation interest gives a Fund a specified, undivided interest in the obligation in proportion to its purchased interest in the total amount of the obligation.

Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet to incur debt. These may include voter referenda, interest rate limits, or public sale requirements. Leases, installment purchases, or conditional sale contracts (which normally provide for title to the leased asset to pass to the governmental issuer)have evolved as a means for governmental issuers to acquire property and equipment without meeting their constitutional and statutory requirements for the issuance of debt. In Florida, leases and contracts generally include "non-appropriation clauses" providing that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the appropriate legislative body on a yearly or shorter periodic basis. Non-appropriation clauses free the issuer from certain debt issuance limitations. To the extent that municipal lease obligations are insured or backed by other credit facilities, an event of non-appropriation on the lease or termination of the lease can result in interest payments made by the credit facility provider being declared subject to federal income tax. In other instances, an event of non-appropriation or termination of the lease can result in a loss of principal and interest payments to the holder of the municipal lease obligation and a determination of taxability for any interest payments which are or have been made.

The liquidity of municipal lease obligations purchased by the Funds will be determined pursuant to guidelines approved by the Board of Trustees. Prior to purchasing a municipal lease obligation, and on an ongoing basis thereafter, the Funds' Adviser will evaluate the credit quality and liquidity of the subject security in accordance with these guidelines. Factors considered in making such determinations will generally include
(i) the frequency of trades and quotes for the obligation;
(ii) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (iii) the willingness of dealers to undertake to make a market in the security, and (iv) the nature and timing of marketplace trades.

Federally Taxable Obligations.
The Funds do not intend to invest in securities whose interest is federally taxable; however, from time to time, each Fund may invest a portion of its assets on a temporary basis in fixed-income obligations whose interest is subject to federal income tax.
For example, each Fund may invest in obligations whose interest is federally taxable pending the investment or reinvestment in municipal securities of proceeds from the sale of its shares or sales of portfolio securities.

Each Fund anticipates being as fully invested as practicable in municipal securities; however, there may be occasions when, as a result of maturities of portfolio securities, sales of Fund shares, or in order to meet redemption requests, a Fund may hold cash that is not earning income.
In addition, there may be occasions when, in order to raise cash to meet redemptions, a Fund may be required to sell securities at a loss.

Illiquid Investments are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, the Adviser determines the liquidity of each Fund's investments and, through reports from the Adviser, the Board monitors investments in illiquid instruments. In determining the liquidity of each Fund's investments, the Adviser may consider various factors, including (1) the frequency of trades and quotations,
(2) the number of dealers and prospective purchasers in the marketplace,
(3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and
(5) the nature of the marketplace for trades (including the ability to assign or offset a Fund's rights and obligations relating to the investment). Investments currently considered by the Funds to be illiquid include over-the-counter options, restricted securities, private placement securities and municipal lease obligations determined by the Adviser to be illiquid. However, with respect to over-the-counter options the ShortTerm Fund writes, all or a portion of the value of the underlying instruments may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the Fund may have to close out the option before expiration.

In the absence of market quotations, illiquid investments for the Money Fund are valued for purposes of monitoring amortized cost valuation and for the ShortTerm Fund at fair value as determined in good faith by the Adviser and reviewed quarterly by the Board of Trustees. The impact of changing investor perceptions may be especially pronounced in markets where municipal securities are thinly traded. The Adviser is an active market maker in Florida municipal securities and to the extent that it is precluded by applicable regulations from acting as principal in transactions with the Funds, the liquidity of some securities in the Funds' portfolios could be adversely affected.

Restricted Securities generally can be sold in privately negotiated transactions pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, a Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time a fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Repurchase Agreements.
In a repurchase agreement, a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days from the date of purchase.
The resale price reflects the purchase price plus an agreed upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement is a taxable obligation which involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked to market daily) of the underlying security.
Each Fund may engage in a repurchase agreement with respect to any security in which it is authorized to invest, even if the underlying security matures in more than 397 days. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the fund in connection with bankruptcy proceedings), it is each Fund's current policy to limit repurchase agreement transactions to those parties whose creditworthiness has been reviewed and found satisfactory by the Adviser.

The ShortTerm Fund only may utilize the following practices:

Lower-Rated Municipal Securities.

The ShortTerm Fund may invest a portion of its assets in lower-rated municipalsecurities as described in the Prospectus. While the market for Florida municipal securities is considered to be adequate, adverse publicity and changing investor perceptions may affect the ability of the independent pricing service used by the Fund to value its portfolio securities, and the Fund's ability to dispose of lower-rated bonds.
The independent pricing service is consistently monitored to assure that securities are valued by a method that the Board believes accurately reflects fair value.

Refunding Contracts.
The ShortTerm Fund generally will not be obligated to pay the full purchase price if it fails to perform under a refunding contract.
Instead, refunding contracts generally provide for payment of liquidated damages to the issuer. The Fund may secure its obligations under a refunding contract by depositing collateral or a letter of credit equal to the liquidated damages provisions of the refunding contract.
When required by SEC guidelines, the Fund will place liquid assets in a segregated custodial account equal in amount to its obligations under refunding contracts.
The value of the obligations purchased pursuant to the refunding contracts can change significantly between the date on which the purchase commitment is made and the date on which the Fund is obligated to purchase the obligations. This change in value could result from changes in interest rates, changes in the financial or operational condition of the issuer of the obligation, as well as other factors.

Reverse Repurchase Agreements.
In a reverse repurchase agreement, a Fund sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, the Fund will maintain appropriate liquid assets (consisting of cash, U.S. Government securities, or other similar high grade debt obligations maturing not later than the expiration of the reverse repurchase agreement) in a segregated custodial account to cover its obligation under the agreement. The Fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by the Adviser. Such transactions may increase fluctuations in the market value of the Fund's assets and may be viewed as a form of leverage. The Fund may invest up to 33-1/3% of its total assets in reverse repurchase agreements.

Inverse Floaters.
In an effort to curtail interest expense, a municipality may issue two variable rate instruments in lieu of a single long-term, fixed rate bond. While the interest rate on one instrument (the floater) is designed to reflect changes in short-term interest rates, the interest rate on the other instrument (the inverse floater) reflects the approximate rate the issuer would have paid on the fixed rate bond, multiplied by two, minus the interest rate paid on the short-term instrument. Depending on market availability and the structure utilized, the two variable rate instruments may be combined in the secondary market to form a single fixed rate bond. Additionally, the short-term floater rate in many inverse floater structures is established by the use of a "Dutch auction" process whereby potential purchasers of the floaters bid an interest rate for the ensuing variable rate period. The purchasers of the floaters generally have no tender facility entitling them to tender their floaters at the end of each variable rate period. Thus, the success of the Dutch auction is heavily dependent upon the belief of investors that ensuing Dutch auctions will produce potential purchasers of the floaters. If a Dutch auction produces insufficient bidders to purchase all of the floaters, the result would be an artificial increase in the short-term rate, thereby reducing the rate paid on the inverse floater. The market for inverse floaters, a type of derivative security, is relatively new, and there is no guarantee that the Adviser will find a ready buyer for inverse floaters, or that it will have the means to combine a floater with its companion inverse floater when it determines that this is desirable as a matter of investment strategy.

Other inverse floaters are structured by issuing a variable rate bond with a complex formula which generally arrives at a rate similar to that described in the preceding paragraph. These formulas generally involve the use of interest rate indices in calculating the amount of the interest paymentto be made. These structures generally involve an interest rate swap between the issuer and a third party which results in a fixed interest rate for the issuer. In certain instances, the swap can terminate, which can have the effect of transforming the inverse floater into a fixed rate obligation. Depending upon the surrounding circumstances, these events could increase or decrease the value of the securities in the Fund's portfolio.

Limitations on Futures and Options Transactions.
The Fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission (CFTC) and the National Futures Association, which regulate trading in the futures markets. The Fund intends to comply with Section
4.5 of the regulations under the Commodity Exchange Act, which limits the extent to which the Fund can commit assets to initial margin deposits and option premiums.
In addition to the above limitations, the Fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the Fund's total assets would be hedged with futures and options under normal conditions;
(b) purchase futures contracts or write put options if, as a result, the Fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets;
or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the Fund would exceed 5% of the Fund's total assets. These limitations do not apply to options attached to, or acquired or traded together with, their underlying securities and do not apply to securities that incorporate features similar to options.

The above limitations on the Fund's investments in futures contracts and options, and the Fund's policies regarding futures contracts and options discussed elsewhere in this Statement of Additional Information may be changed as regulatory agencies permit.

Futures Contracts.
When the Fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When the Fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the Bond Buyer Municipal Bond Index. Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if the Fund had purchased the underlying instrument directly.
When the Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market.
Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

Futures Margin Payments.
The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker known as a futures commission merchant (FCM), when the contract is entered into.
Initial margin deposits are equal to a percentage of the contract's value. If the value of either party's position declines, that party will be requiredto make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount.
Initial and variation margin payments do not constitute purchasing securities on margin for purposes of the Fund's investment limitations.
In the event ofthe bankruptcy of an FCM that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Fund.

Purchasing Put and Call Options.
By purchasing a put option, the Fund obtains the right
(but not the obligation)to sell the option's underlying instrument at a fixed strike price. In return for this right the Fund pays the current market price for the option (known as the option premium).
Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts.
The Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid.
If the Fund exercises the option, it completes the sale of the underlying instrument at the strike price. The Fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss
(limited to the amount of the premium paid, plus related transaction costs). The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

Writing Put and Call Options.
When the Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it.
When writing an option on a futures contract the Fund will be required to make margin payments to an FCM as described above for futures contracts. The Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

If security prices rise, a put writer would generally expect to profit, although the gain would be limited to the amount of the premium received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the Fund to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, .except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

Combined Positions.
The Fund may purchase and write options in combination with each other, or in combination with futures contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristicsare similar to selling a futures contract. Another possible combined position would involve writing a call option at one strikeprice and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Correlation of Price Changes.
Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the Fund's current or anticipated investments exactly.
The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests -- for example, by hedging intermediate-term securities with a futures contract based on an index of long-term bond prices -- which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts.
The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Liquidity of Options and Futures Contracts.
There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time.
Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Fund to enter into new positions or close out existing positions.
If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options or futures positions could also be impaired.

OTC Options.
Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Fund greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

Asset Coverage for Futures and Options Positions.
The Fund will comply with guidelines established by the Securities and Exchange Commission with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.


INVESTMENT RESTRICTIONS

As a matter of fundamental policy, neither Fund may:

(1) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be loaned to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements;

(2) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or tax-exempt obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision of any of the foregoing) if, as a result, 2 5% or more of the Fund's total assets would be invested in securities of issuers whose principal business activities are in the same industry;

(3) borrow money, except that each Fund may borrow money from a bank for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets
(including the amount borrowed) less liabilities
(other than borrowings). Any borrowings that exceed this amount will be reduced within three business days to the extent necessary to comply with this limitation. Neither Fund will purchase any security while borrowings (including reverse repurchase agreements) representing more than 5% of its total assets are outstanding;

(4) issue senior securities, except as permitted under the Investment Company Act of 1940;

(5) underwrite the securities of other issuers, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of portfolio securities;

(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Funds from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(7) make investments for the purpose of exercising control over the issuer;

(8) purchase or sell commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the ShortTerm Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities);

With respect to each Fund, the following investment limitations are not fundamental and may be changed by the Board of Trustees without prior shareholder approval:

(1) The Funds do not currently intend to purchase any security if, as a result, more than 15% (10% in the case of the Money Fund) of its net assets would be invested in securities that are illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

(2) The Funds do not currently intend during the coming year to sell securities short, unless they own or have the right to obtain without payment of additional compensation securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

(3) The Funds do not currently intend during the coming year to make loans, but this limitation does not apply to purchases of debt securities or entry into repurchase agreements.

(4) The Funds do not currently intend during the coming year to purchase securities on margin, except that the Funds may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

In identifying the issuer of a security, the Adviser will consider the entity or entities responsible for payment of interest and repayment of principal and the source of such payments; the way in which assets and revenues of an issuing political subdivision are separated from those of other political entities; and whether a governmental body is guaranteeing the security.





SPECIAL CONSIDERATIONS CONCERNING FLORIDA

The Florida Economy

Florida's business-friendly regulations and congenial natural environment have been the catalysts for its diverse economic success. Florida's appeal as both a retirement and growth state has allowed the expansion of its population to consistently outpace the national average.
The State's population has grown dramatically since 1980, ranking it fourth among the 50 states with a July 1, 2002 estimate of 16.713 million. In the 1980's, Florida had an average annual population rate increase of approximately 3%, compared to approximately 1% for the United States as a whole. However, this rate has somewhat slowed over the past eight years, with growth averaging 1.8%, compared to a national average growth rate of 1%. Since 1993, non-farm employment in the State has increased 29.3%, while the nation increased 17.6%.



Florida appears to be gaining momentum during its recovery from the exogenous shock of the terrorist attacks of September 11. During an extremely challenging year from July 2001 to June 30, 2002, Florida's Gross State Product grew by 3.4%. Particularly encouraging has been the recent partial rebound in industries such as air transportation, and tourism/hospitality, which were especially hard hit by the terrorist attacks.
Health services, financial services, construction and various other professional service industries are all assisting in the recovery. Unfortunately, the manufacturing sector continues to struggle as it is challenged with stagnant marketsfor products in telecommunications, textiles and furniture.
Florida's proportion of manufacturing jobs at 7.3% remain about half of the Nation's at 15.4%. The service area has become Florida's largest and fastest growing employment sector, accounting for 35.3% of total non-farm employment - up from 23% in 1980. Due to the large concentration of jobs within this sector, however, the personal income rate could slow throughout the State and expose Florida's economy to broad-based economic contractions.
A greater diversification of Florida's employment base could possibly de-emphasize the adverse effects that a severe economic contraction might have on the State.



The State's 2002 unemployment rate was 5.5%, down from 8.2% in 1992. Through the 1980's and since 1995, Florida's unemployment rate has been lower than the national average. From July 2001 to June 2002, Florida created 25,500 net new nonagricultural jobs, while the nation as a whole
lost over 1 million jobs.   The current unemployment rate is below the
average rate of unemployment for Florida for the period 1980-1994. Accordingly, Florida's personal income has risen above the United States' average. The State's income basis is different from the norm in that it derives much of its revenue through property income and transfer payments. The increasingly diverse nature of the State's economy is further reflected in its unique tourism industry. Tourist arrivals increased throughout
2002 to 75.5 million people. However, tourism is vulnerable to negative events which may have an unfavorable impact on the State's economy. Furthermore, the current economic recession has been made worse by the events of September 11, 2001. The State of Florida is especially affected by these events because of its high dependency on sales tax revenues and hence tourism. Weather-related incidents, such as hurricanes or freezes, continue to represent a potential risk to the State and its economic well being every year.


Given its geographical location and involvement in foreign trade, Florida is fast becoming the commerce, communications, and transportation link to Latin America. As more of these nations open their economies to free trade, the State's economy as a whole may increasingly become exposed to international events. Florida has also attained recognition as a business and financial hub to South America as numerous international banks and corporations have established offices within its borders.

The ability of the State and its local units of government to repay indebtednessmay be affected by numerous factors which have an impact on the economic vitality of the State in general and the particular region of the State in which the issuer of the debt is located. The State economy has been dependent in part on the phosphate industry (Florida provides over 80% of the nation's phosphate), the tourism and construction industries, and is sensitive to trends in those sectors. South Florida may be affected by international trade and currency imbalances and by economic dislocations in Central and South America due to its geographical location and its involvement with foreign trade, tourism, and investment capital. The central portion of the State is impacted by problems in the agricultural sector, particularly with regard to the citrus and sugar industries. Short-term adverse economic conditions may be created in these areas, and in the State as a whole, due to crop failures, severe weather conditions, or other agriculture-related problems. The State's fresh water aquifers in the coastal areas of the southern and central portions of Florida are at extremely low levels; it has yet to be determined what impact this may have on the State economy. National defense cutbacks may also negatively affect Florida's economy, as much of the State's manufacturing base is in defense-related industries. Although the State of Florida does not have a defense-dependent economy,there are geographical regions in the State that are economically linked to defense spending. Any reduction in such spending may cause military bases to close. Such closures could have an adverse effect on the local economies, as there could be a reduction in both military and civilian jobs.

State Finances

General.
The State prepares an annual budget each year, which is presented, to the Governor and Legislature for approval. The State Constitution and Statutes mandate that the State budget as a whole, and each separate fund within the State budget, be kept in balance from currently available revenues during each State fiscal year (July 1 through June 30).
The Governor and the Comptroller are responsible for ensuring that sufficient revenues are collected to meet appropriations and that no deficit occurs in any State fund.

The financial operations of the State covering all receipts and expenditures are maintained through the use of three types of funds:
the General Revenue Fund, Trust Funds, and Working Capital Fund.
The General Revenue Fund receives the majority of the State's tax revenues, and moneys in the General Revenue Fund are expended pursuant to appropriations acts. Revenues in the General Revenue Fund exceeding the amount needed to meet appropriations may be transferred to the Working Capital Fund. The Trust Funds consist of moneys received by the State which, under law or trust agreement, are segregated for a purpose authorized by law.


State Revenue Breakdown.
Revenues for governmental funds increased 2.28% over the previous year to $43.4 billion, while expenditures for governmental fund types totaled
$45.73 billion in fiscal year 2002, an 11.9% increase from the previous year. As of June 30, 2002, the General Revenue Fund totaled $17.88 billion.



For fiscal year ended June 30, 2002, the State derived approximately 49% of its total revenues for all governmental fund types from State taxes.
Federal grants and other special revenues accounted for the remaining revenues. The greatest single source of tax receipts in the State is the sales and use tax. For the fiscal year ended June 30, 2002, receipts from the sales and use tax totaled $15.58 billion, a decrease of approximately 1.27% over fiscal year 2001. The second largest source of State tax receipts is the tax on motor fuels. Receipts from the taxes on motor fuels are almost entirely dedicated to Trust Funds for specific purposes and are not included in the General Revenue Fund. For the fiscal year ended June 30, 2002, collections of this tax totaled $1.87 billion, an increase of approximately 5.69% over the previous year.



The State does not impose a personal income tax or ad valorem taxes on real property or tangible personal property. Any such tax by the State would require an amendment to the State Constitution. The State does impose a corporate income tax on the net income of corporations, organizations, associations, and other artificial entities for the privilege of conducting business, deriving income or existing within the State. For the fiscal year ended June 30, 2002, receipts from the corporate income tax totaled $1.22 billion, a decrease of 9.36% from fiscal year 2001. The Alcohol and Tobacco Tax, an excise tax on beer, wine, liquor, and tobacco products totaled $993, million in fiscal year 2002 representing a decrease of approximately 0.58% from the preceding year.
The Documentary Stamp Tax collections totaled $1.57 billion during fiscal year 2002. The State initiated a new tax on Communication Services effective for the fiscal year ending June 30, 2002. Communication Services include telecommunications, cable, direct-to-home satellite and related services. Fiscal year 2002 collections for the Communication Services Tax totaled $779 million.


State Debt.
The State, by Constitution, may not issue debt obligations to fund governmental operations.In general, the State Constitution authorizes the State to issue bonds pledging the full faith and credit of the State to finance or refinance State capital projects upon the approval of the electors provided that the total outstanding principal amount shall not exceed 50% of the total tax revenues of the State for the two preceding fiscal years. Revenue bonds issued by the State must be payable solely from funds derived from sources other than State tax revenues.

The State Constitution has exceptions to the general provisions regarding the full faith and credit pledge of the State, which authorize the pledge of the full faith and credit of the State. Such exemptions, which do not require electorate approval, are subject to specific coverage requirements in regards to certain road projects, county education projects, State higher education projects, the State system of public education, construction of air and water pollution control and abatement facilities, solid waste disposal facilities, and certain other water facilities.

Local Government Finances

General.
Local governments in Florida receive their revenues from a combination of ad valorem taxes on real estate and tangible personal property, locally imposed excise taxes, shared revenue from State-imposed excise taxes, and local user fees. Under the State Constitution, ad valorem taxes may not be levied by counties, municipalities, school districts, and water management districts in excess of the following respective millages upon the assessed value of real estate and tangible personal property: 10 mills for all county purposes; 10 mills for all municipal purposes; 10 mills for all school purposes; and either 0.05 millsor 1.0 mills, depending upon geographic location, for water management purposes.
(Note: one mill equals one-tenth of one cent.)
These millage limitations do not apply to taxes levied for payment of bonds and taxes levied for periods not longer than two years when authorized by a vote of the electors. Under State law, counties may create Municipal Service Taxing Units ("MSTUs") which have authority to levy up to 10 mills of ad valorem taxes for municipal purposes in incorporated areas of the county. Counties and municipalities may levy special assessments against real property provided the property receives a benefit equal to or greater than the amount of the assessment. Assessments, when utilized properly, are not subject to the millage limitations set forth above.

The State Constitution and Statutes provide for the exemption of homesteads from all taxation, except for assessments for special benefits, up to a specific amount of the assessed valuation of the homestead. This exemption is available to every person who has the legal or equitable title to real estate and maintains thereon his or her permanent home. All permanent residents of the State are currently entitled to a $25,000 homestead exemption from levies by all taxing authorities, however, such exemption is subject to change upon voter approval.

In November 1992, the Florida Constitution was amended to limit increases in the just assessed value of homestead property to 3% or the increase in the Consumer Price Index during the relevant year, whichever is less.
If the property changes ownership or homesteadstatus, it is to be re-valued at full just value on the next tax roll.
The amendment became effective January 1, 1993 and began affecting homestead property valuations January 1, 1994. The amendment did not alter any of the millage rates described above. Since municipalities, counties, school districts and other special purpose units of local governments with power to issue general obligation bonds have authority to increase the millage levy for voter approved general obligation debt to the amount necessary to satisfy the related debt service requirements, the amendment is not expected to adversely affect the ability of these entities to pay the principal of or interest on such general obligation bonds. However, those local government units whose operating millage levies are approaching the Constitutional cap and whose tax base consists largely of residential real estate, may, as a result of the above-described amendment, need to place greater reliance on non-ad valorem revenue sources to meet their operating budget needs, or reduce expenditures.

Intergovernmental Revenues.
A significant portion of county and city revenues in the State are derived from various excise taxes which are collected by the State and then shared with local governments according to specific formulas under several statutorily established revenue sharing programs. The most significant of these programs are the half-cent sales tax program, municipal and county revenue sharing programs, and local option gas tax programs.
The revenues from these three programs are collected by the State and remitted to counties and cities throughout the State according to the formulas for each program. As mentioned above, all of these programs are dependent upon excise taxes, including sales taxes, gas taxes, cigarette taxes and intangible taxes. Accordingly, the amount of revenues collected under these programs is subject to economic cycles and changes in spending patterns.

Local Debt.
The State Constitution provides that counties, school districts, municipalities, special districts, and local governmental bodies with taxing powers may issue debt obligations payable from ad valorem taxation and maturing more than 12 months after issuance, only (i) to finance or refinance capital projects authorized by law, provided that electorate approval is obtained; or (ii) to refund outstanding debt obligations and interest and redemption premium thereon at a lower net average interest cost rate.

Counties, municipalities, and special districts are authorized to issue revenue bonds to finance a variety of self-liquidating projects pursuant to the laws of the State. Such revenue bonds are to be secured by and payable from the rates, fees, tolls, rentals, and other charges for the services and facilities furnished by the financed projects.
Under State law, counties and municipalities are permitted to issue bonds payable from special tax sources for a variety of purposes, and counties, municipalities, and special districts may issue special assessment bonds. A more complete description of the types of debt obligations incurred by governmental entities in Florida is included below under "Types of Indebtedness".


TYPES OF INDEBTEDNESS

Set forth below is a brief summary of various types of securities which are commonly issuedin Florida and which the Funds expect to purchase in their respective portfolios. Neither the list, nor the risks outlined, are intended to be comprehensive or all inclusive, but rather are intended to give a general description of the types of securities owned by the Funds and the types of risks associated with such securities.

Ad Valorem Indebtedness

General Obligation Bonds.
In Florida, general obligation bonds, which are secured by a pledge of the full faith, credit and taxing power of the governmental entity in question, can only be issued after a referendum is held in which a majority of the voters in the jurisdictional limits of the jurisdiction issuing such bonds approves the issuance of such bonds.

Revenue Bonds

Special Assessment Bonds.
Special assessment bonds are revenue bonds secured by taxes assessed and levied against realproperty. The taxes are legally enforceable to the extent that the property receives a benefit of equal or greater value than the amount of the assessment. In addition to these risks, special assessment bonds depend upon timely payment of taxes by all property holderswhose properties have been assessed.

Water and Sewer Revenue Bonds.
Water and sewer revenue bonds are generally secured by water and sewer system revenues, including user fees, connection fees, and in some instances impact fees. User fees generally represent the monthly bills paid by consumers; connection fees represent the fees paid by a new customer of the system at the time the customer is connected to the system; and impact fees represent fees paid by developers in connection with the development of real property topay the actual cost incurred by the water and sewer system in connection with constructing or maintaining capacity for customers when they are actually connected as a result of the development of the property in question.
All water and sewer system revenue bonds are subject to the risk of future regulation which could require expensive additions or modifications to existing systems. Water and sewer system revenue bonds generally contain legal covenants requiring the system to be maintained and operated in compliance with all existing and future regulations, and a covenant that the system will charge fees in an amount sufficient to cover all operation, maintenance, and debt service costs.

Electric Utility Bonds.
Electric utility bonds are generally secured by the revenues of an electric utility system, and in some instances can be secured by a mortgage against assets of an electric utility system. The revenue bonds are generally subject to risks associated with declining revenues, including a declining customer base or environmental regulations resulting in increased capital or operational costs. Revenue bonds and mortgage bonds are subject to risks associated with destruction of capital facilities (through force majeure or otherwise), environmental regulations and competitive developments rendering specific capital facilities obsolete.

Solid Waste Revenue Bonds.
Sold waste revenue bonds are secured by revenues associated with the operation of a solid waste disposal system. These revenues generally take two forms: special assessments or tipping fees. To the extent that solid waste revenue bonds are secured by tipping fees, they are subject to the risks described below relating to flow control.

Generally, bonds that are secured by solid waste system revenues depend upon local governmental requirements that all waste generated within the jurisdictional boundaries of the local government be disposed of at facilities owned by the local government. To the extent these requirements known as "flow control" are not legally enforceable, the waste generated within the local government's jurisdictional boundaries may be diverted to other disposal sites, diluting the revenues available to the local government to pay operating and debt service costs. Recent court cases in certain jurisdictions in Florida and elsewhere have declared certain flow control provisions unenforceable.

To the extent that solid waste revenue bonds are secured by special assessments, the risks associated with the enforceability of flow control ordinances are minimized, although an assessed property holder could argue that an assessment is not supported by a benefit and is therefore unenforceable. Otherwise, sold waste revenue bonds, which are secured by special assessments, are generally subject to the same risks as other special assessment bonds. In addition, the area of disposal of solid waste is subject to extensive regulation at the Federal, state and local level. All solid waste systems are subject to risks that future regulations will require them to change their method of waste disposal, which changes could prove prohibitively expensive. Solid waste system revenue bonds generally contain legal covenants that the system will be operated in compliance with all applicable regulations, and that assessments or tipping fees will be charged at a level sufficient to pay debt service on outstanding bonds.

Excise Tax Revenue Bonds.
Excise tax revenue bonds are generally secured by one or more excise tax revenues. In Florida, local and State governments have available to them a wide variety of excise taxes which can be pledged to secure bonds.
These include, but are not limited to, sales tax, tourist development tax, gas tax, and guaranteed entitlement. The sales tax as a revenue source is particularly sensitive to economic trends, and the tax generated on an annual basis can decline in economic downturns. Additionally, the sales tax is divided among local governments by the State according to a formula that is subject to future legislative change. This formula can also result in certain local governments (particularly counties) receiving a smaller percentage of the tax as a result of the incorporation of municipalities within the county. Such an event can result in a significant portion of a county's share of the sales tax being diverted in the future to a new municipality. Tourist development taxes are taxes assessed against the occupancy of hotel or motel rooms. The revenues generated from this tax are particularly sensitive to downturns in tourist activity, business travel and business activity within the State. The revenues generated from gas taxes are subject to decline in the event of a decline in the use of gasoline for any reason, including declining economic or tourist activity, development of new methods of transportation, development of a lternative fuel sources, or other similar factors. The guaranteed entitlement revenue is a revenue sharing device by which the State of Florida collects various excise taxes (primarily cigarette taxes and gas taxes), which tax revenues are divided pursuant to a formula among various local governments. Each local government is guaranteed a certain amount of tax revenue by the State, provided the revenues collected from the tax sources are sufficient to cover the guarantee. While this excise tax is generally viewed as the strongest possible excise tax available to local governments for a pledge, because of the guaranteed status, it is subject to risk of future declines in the revenue sources themselves.

Housing Bonds.
Housing bonds are generally issued for two distinct purposes:
single family housing and multifamily housing. Single-family mortgage revenue bonds are issued for the purpose of funding mortgage loans to assist low to moderate income persons in the purchase of single-family dwellings.
These bonds are dependent upon the timely payment of mortgages by all or the vast majority of home owners, as well as the continued financial health of primary mortgage insurance providers, casualty insurance providers, and mortgage pool insurance providers, all of which may be utilized by the issuer to create a more credit worthy investment. Additionally, single-family mortgage revenue bonds are subject to prepayment risk, since mortgage prepayments by the homeowners will result in prepayments of the bonds in question. Multifamily housing revenue bonds are secured by one or more multifamily housing projects, and/or the revenues generated by such projects. These bonds are generally subject to the continued financial feasibility of a multifamily project over a long period of time, and are therefore subject to risks of economic downturns, and other similar factors that can adversely affect the financial feasibility of a multifamily project.

Dormitory revenue bonds are very similar to multifamily housing revenue bonds in that they finance the acquisition or construction of dormitories, and are secured by the dormitories and revenues generated therefrom.

Annual Appropriation Bonds

Covenant to Budget and Appropriate.
Covenant to Budget and Appropriate Bonds involve no specific revenue pledge by the issuer, but rather an unsecured promise to budget for and make debt service payments from any legally available non-ad valorem revenues. Risks associated with these obligations include future issuance of debt secured by available non-ad valorem revenues, diluting the available pool of revenues for payments of debt service on the covenant bonds and future increases in the issuer's operating costs which would dilute the available revenues for payment of debt service on the covenant bonds.

The foregoing information regarding the State and its local units of government constitutes only a brief summary and does not purport to be a complete description of the matters covered. This summary is based partly upon information drawn from publicly available governmental reports and has not been independently verified.


PORTFOLIO TRANSACTIONS

All orders for the purchase or sale of portfolio securities are placed on behalf of the Funds by the Adviser. Securities purchased and sold by the Funds may be subject to the payment of commissions. In selecting broker-dealers, subject to applicable limitations of the federal securities laws, the Adviser will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; and the reasonableness of any commissions.

The Funds may execute portfolio transactions with broker-dealers who provide research and execution services for other accounts over which the Adviser exercises investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities; the availability of securities or the purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The selection of such broker-dealers is generally made by the Adviser
(to the extent possible consistent with execution considerations) based upon the quality of research and execution services provided.

The receipt of research from broker-dealers that execute transactions on behalf of the Funds may be useful to the Adviser in rendering investment management services to the Funds or its other clients, and, conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other clients of the Adviser may also be useful to the Adviser in carrying out the Adviser's obligations to the Funds.

Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause the Funds to pay such higher commissions, the Adviser must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers, viewed in terms of a particular transaction or the Adviser's overall responsibilities to the Funds and its other clients. In reaching this determination, the Adviser will not attempt to place a specific dollar value on the brokerage and research services provided, or to determine what portion of the compensation should be related to those services.

The Adviser is authorized to use research services provided by and to place portfolio transactions with brokerage firms that have provided assistance in the distribution of shares of the Funds to the extent permitted by law.

When two or more funds advised by the Adviser are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocatedin accordance with a formula considered by the officers of the Funds involved to be equitable to each Fund. In some cases, this system could have a detrimental effect on the price or value of the security as far as a fund is concerned. In other cases, however, the ability of the Funds to participate in volume transactions will produce better executions and prices for the Funds. It is the current opinion of the Trustees that the desirability of retaining the Adviser to the Funds outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.


For the fiscal year ended April 30, 2001, the Money Market Fund paid $229 in brokerage fees and the ShortTerm Fund paid $0 in brokerage fees.
For the Fiscal year ended April 30, 2002, the Money Market Fund and the ShortTerm Fund paid $737 and $2,056, respectively, in brokerage fees.
For the fiscal year ended April 30, 2003 the Money Market Fund and the ShortTerm Fund paid $598 and $147, respectively in brokerage fees.
All of such fees were paid to the Adviser who executed such transaction.


VALUATION OF PORTFOLIO SECURITIES

ShortTerm Fund. Valuations of portfolio securities furnished by the pricing service employed by the ShortTerm Fund are based upon a computerized matrix system or appraisals by the pricing service, in each case in reliance upon information concerning market transactions and quotations from recognized municipal securities dealers. The methods used by the pricing service and the quality of valuations so established are reviewed by officers of the Fund and the Adviser under the general supervision of the Board of Trustees. There are several pricing services available, and the Trustees, or officers acting on behalf of the Trustees, on the basis of on-going evaluation of these services, may use other pricing services or discontinue the use of any pricing service in whole or in part.

Money Fund. The Money Fund values its investments on the basis of amortized cost. This technique involves valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its value based on current market quotations or appropriate substitutes that reflect current market conditions. The amortized cost value of an instrument may be higher or lower than the price the Money Fund would receive if it sold the instrument.

Valuing the Money Fund's instruments on the basis of amortized cost and use of the term "money market fund" are permitted by Rule 2a-7 under the 1940 Act. The Money Fund must adhere to certain conditions under Rule 2a-7.

The Board of Trustees of the Money Fund oversees the Adviser's adherence to SEC rules concerning money market funds, and has established procedures designed to stabilize the Money Fund's NAV at $1.00. At such intervals as they deem appropriate, the Trustees consider the extent to which NAV calculated by using market valuations would deviate from $1.00 per share. If the Trustees believe that a deviation from the Money Fund's amortized cost per share may result in material dilution or other unfair results to shareholders, the Trustees have agreed to take such corrective action, if any, as they deem appropriate to eliminate or reduce, to the extent reasonably practicable, the dilution or unfair results. Such corrective action could include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redeeming shares in kind; establishing NAV by using available market quotations; and such other measures as the Trustees may deem appropriate.

During periods of declining interest rates, the Money Fund's yield based on amortized cost may be higher than the yield based on market valuations. Under these circumstances, a shareholder in the Money Fund would be able to obtain a somewhat higher yield than would result if the Fund utilized market valuations to determine its NAV. The converse would apply in a period of rising interest rates.

PERFORMANCE

The Funds may quote performance in various ways. All performance information supplied by the Funds in advertising is historical and is not intended to indicate future results. The ShortTerm Fund's share price and both Funds' yields and total returns fluctuate in response to market conditions and other factors. The value of the ShortTerm Fund's shares when redeemed may be worth more or less than their original cost.


Yield Calculations.
To compute the Money Fund's yield for a period, the net change in value of a hypothetical account containing one share reflects the value of additional shares purchased with dividends from the one original share and dividends declared on both the original share and any additional shares. The net change is then divided by the value of the account at the beginning of the period to obtain a base period return. This base period return is annualized to obtain a current annualized yield. The Money Fund may also calculate a compound effective yield by compounding the base period return over a one-year period. In addition to the current yield, the Money Fund may quote yields in advertising based on any historical seven-day period. Yields for the Money Fund are calculated on the same basis as other money market funds, as required
by regulation.   For the seven day period ended April 30, 2003 the yield for the Money Fund was 0.82% and its effective yield was 0.83%.



The ShortTerm Fund's yields used in advertising are computed by dividing the Fund's interest income for a given 30-day or one-month period (net of expenses), calculated on each day's market value, by the average number of shares entitled to receive dividends during the period, and expressing the result of the Fund's share price at the end of the period, and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of the Fund's yield quotations in accordance with standardized methods applicable to all stock and bond funds. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis. Capital gains and losses generally
are excluded from the calculation.    For the 30 day period ended
April 30, 2003, the yield for the ShortTerm Fund was 1.45%.


Income calculated for purposes of determining the ShortTerm Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding of income assumed in yield calculations, the Fund's yield may not equal its distribution rate, the income paid to your account, or the income reported in the Fund's financial statements.

The following table illustrates the approximate yield an investment, which produces income subject to federal income tax, would need to generate in order to equal the yield of an investment that is exempt from the federal income tax based on current 2003 Tax Rates.


Tax Equivalent Yields

Taxable Income                  Federal Tax  A Tax Exempt Yield of: (2)
				 Rate (1)
Single Return   Joint Return                 3%    4%    5%    6%    7%
-------------   ------------   -----------  ----- ----- ----- ----- -----
$28,400 to      $56,800 to        25%       4.00% 5.33% 6.67% 8.00% 9.33%
$68,800         $114,650

$68,800 to      $114,650 to       28%       4.17% 5.56% 6.94% 8.33% 9.72%
$143,500        $174,700

$143,500 to     $174,700 to       33%       4.48% 5.97% 7.46% 8.96% 10.45%
$311,950        $311,950

$311,950 and    $311,950 and      35%       4.62% 6.15% 7.69% 9.23% 10.77%
above           above

(1) Tax rates are based on current 2003 federal tax tables and this table is based upon marginal tax rates. Depending upon individual circumstances, a shareholder's effective tax rate generally will differ from his or her marginal rate.

(2) The table does not give effect to the federal alternative minimum tax, if applicable, and assumes no net capital gains were realized in the tax year.

(3) The tax equivalent yield is computed by dividing the tax-exempt yield by 1 minus the tax rate, and does not take into account the Florida Intangible Tax. Florida's Intangible Tax rates for 2003 are as follows:







Intangible Assets as of January 1, 2003

				       	Intangible
				       	Tax Rate
				       	----------
Single Return	     Joint Return
-------------	     ------------
$250,000 or less     $500,000 or less      N/A

Over $250,000        Over $500,000         .10%



This table is for illustrative purposes only and is not indicative of any Fund's actual yield. While it is expected that the Funds will invest principally in obligations the interest on which will be exempt from federal income tax, the Funds may make investments that generate taxable income and gains. This illustration is based upon certain assumptions and calculations are based upon investments that are 100% federally tax free. Investors should consult their own tax advisers with respect to the tax implications of an investment in the Fund(s).



For the 7-day period and 30-day period ended April 30, 2003, the tax equivalent yields for the Money Fund and the ShortTerm Fund (assuming an applicable Federal tax rate of 35% and a Florida intangible tax rate of .10%) were 1.36% and 2.33%, respectively.


Yield information may be useful in reviewing the Funds' performance and in providing a basis for comparison with other investment alternatives. However, the Funds' yields fluctuate, unlike investments that pay a fixed interest rate over a stated period of time. When comparing investment alternatives, investors should also note the quality and maturity of the portfolio securities of the respective investment companies they have chosen to consider.

Investors should recognize that, in periods of declining interest rates, the Funds' yields will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the Funds' yields will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the Funds from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the Funds' holdings, thereby reducing the Funds' current yields.
In periods of rising interest rates, the opposite can be expected to occur.

Total Return Calculations. Total returns quoted in advertising reflect all aspects of a Fund's returns, including the effect of reinvesting dividends and capital gain distributions (if any), and any change in the ShortTerm Fund's NAV over the period. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the entire period. For example, a cumulative return of 100% over 10 years would produce an average annual return of 7.18%, which is the steady annual rate that would equal 100% growth on a compounded basis in 10 years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that a Fund's performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to actual year-to-year performance of a Fund.


The annual total return for the ShortTerm Fund for the period from May 1, 2002 through April 30, 2003 was 4.38%.



In addition to average annual total returns, a Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration and may omit or include the effect of each Fund's charges for special transactions or services. Omitting fees and charges will cause the Funds' total return figures to be higher.



The cumulative total return for the ShortTerm Fund from November 22, 1993 (commencement of operations) through April 30, 2003 was 50.08%.
The average annual total return for the Fund for the same period was 4.39%.



After Tax Calculations. The ShortTerm Fund computes its average annual total return after taxes on distributions by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment after taxes on fund distributions but not after taxes on redemptions. This is done by dividing the ending redeemable value after taxes on fund distributions of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result.


The ShortTerm Fund computes its average annual total return after taxes on distributions and redemptions by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment after taxes on fund distributions and redemptions. This is done by dividing the ending redeemable value after taxes on fund distributions and redemptions of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


The average annual total return after taxes on distributions for the ShortTerm Fund for the period from May 1, 2002 through April 30, 2003 was 4.22%, and the average annual total return after taxes on distributions and redemptions for the ShortTerm Fund for the period from May 1, 2002 through April 30, 2003 was 3.98%.


The Funds may compare and contrast in advertising the relative advantages of investing in a mutual fund versus an individual municipal bond. Unlike tax free mutual funds, individual municipal bonds offer a stated rate of interest and, if held to maturity, repayment of principal. Although some individual municipal bonds might offer a higher return, they do not offer the reduced risk of a mutual fund that invests in many different securities. The initial investment requirements and sales charges of many tax free mutual funds are lower than the purchase cost of individual municipal bonds, which are generally issued in $5,000 denominations and may be subject to direct brokerage costs.

The Funds' performance may be compared in advertising to the performance of other mutual funds in general or to the performance of particular types of mutual funds, especially those with similar objectives. Such comparisons may be expressed as mutual fund rankings prepared by Lipper Analytical Services, Inc. ("Lipper," sometimes referred to as Lipper Analytical Services), an independent service located in Summit, New Jersey that monitors the performance of mutual funds. The Lipper performance analysis ranks funds on the basis of total return, assuming reinvestment of distributions, but does not take sales charges or redemption fees into consideration, and is prepared without regard to tax consequences.


The Money Fund may also compare its performance or the performance of securities in which it may invest to The Money Fund Report, which monitors the performance of over 300 tax-free money market funds. This index, which also assumes reinvestment of distributions, is published by iMoneyNet, Inc. of Ashland, Massachusetts 01721. Investors should consider the relevant differences in the investment objectives and policies between the Funds and money market funds in evaluating such comparisons. Specifically, money market funds invest in short-term, high-quality instruments and seek to maintain a stable $1.00 share price, while the ShortTerm Fund invests in instruments with maturities of not more than six years and its share price changes daily in response to a variety of factors.


In addition, the ShortTerm Fund's performance may be compared in advertising to the performance of unmanaged indices of municipal bond prices and yields and to representative individual municipal securities and unit investment trusts comprised of municipal securities.

From time to time, in reports and promotional literature, each Fund's performance also may be compared to other mutual funds tracked by financial or business publications and periodicals. For example, a Fund may quote Morningstar, Inc. in its advertising materials.
Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. In addition, a Fund may quote financial or business publications and periodicals as they relate to fund management, investment philosophy, and investment techniques. Rankings that compare the performance of the Funds to one another in appropriate categories over specific periods of time may also be quoted in advertising.


Each Fund is open for business and its NAV is calculated each day the New York Stock Exchange (NYSE) is open for trading. The NYSE has designated the following holiday closings for 2003: New Year's Day, Martin Luther King, Jr.'s Birthday (observed), President's Day (observed), Good Friday, Memorial Day (observed), Independence Day (observed),
Labor Day, Thanksgiving Day and Christmas Day. Although it is expected thatthe same holiday schedule will be observed in the future, the NYSE may modify its holiday schedule at any time. Shares in the Funds cannot be purchased on Federal (bank) holidays or days the NYSE is closed.


The Adviser normally determines each Fund's NAV as of the close of the NYSE. However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC.

If the Trustees determine that existing conditions make cash payment undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing each Fund's NAV. Shareholders receiving securities or other property on redemption may realize either a gain or loss for tax purposes and will incur any costs of sale as well as the associated inconveniences.

Pursuant to Rule 11a-3 under the 1940 Act, each Fund is required to give shareholders at least 60 days' notice prior to terminating or modifying its exchange privilege. Under the Rule, the 60-day notification requirement may be waived if (i) the only material effect of a modification would be to reduce or eliminate an administrative fee, redemption fee, or deferred sales charge ordinarily payable at the time of exchange, or (ii) a Fund suspends the redemption of shares to be exchanged as permitted under the 1940 Act or by the SEC, or the Fund to be acquired suspends the sale of its shares or because itis unable to invest amounts effectively in accordance with its investment objectives, policies and restrictions.

In the Prospectus, each Fund has notified shareholders that it reserves the right at any time, without prior notice, to refuse exchange purchases by any person or group if, in the Adviser's judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

DISTRIBUTIONS AND TAXES

Each Fund intends to qualify annually and elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue
Code of 1986, as amended (the "Code"). If so qualified, a Fund will not be subject to federal income tax to the extent it distributes its investment company taxable income and net capital gains to its shareholders in a timely manner. To qualify as a regulated investment company, each Fund generally must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies and (b) diversify its holdings so that, at the end of each fiscal quarter,
(i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies). Additionally, a Fund must, for each taxable year, distribute to shareholders at least 90% of its investment company taxable income and at least 90% of its net tax-exempt interest income. If a Fund does not meet all of these requirements, it will be taxed as an ordinary corporation, and its distributions will be taxable to its shareholders as ordinary dividends.

Amounts, other than tax-exempt interest, not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent application of the tax, each Fund must distribute or be deemed to have distributed, with respect to each calendar year, an amount equal to the sum of: (1) at least 98% of its ordinary taxable income (not taking into account any capital gains or losses or tax-exempt interest) for the calendar year; (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a 12-month period usually ending on October 31 of the calendar year; and (3) all taxable ordinary income and capital gains for previous years that were not distributed during such years. A distribution, including an "exempt-interest dividend," will be treated as paid on December 31 of the calendar year if it is declared by a Fund in October, November, or December of that year to shareholders of record on a date in such a month and paid by that Fund during January of the following calendar year. Such distributions will be treated as received by shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

The Funds intend to manage their portfolios so that they will be eligible to pay "exempt-interest dividends" to shareholders. A Fund will so qualify if, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of state, municipal, and certain other securities, the interest on which is exempt from the regular federal income derived from such interest income and are designated as "exempt-interest dividends" by a Fund, they will be excludable from a shareholder's gross income for regular federal income tax purposes. "Exempt-interest dividends," however, must be taken into account by shareholders in determining whether their total incomes are large enough to result in taxation of a portion of their social security benefits and certain railroad retirement benefits. Each Fund will determine periodically which distributions will be designated as exempt-interest dividends and will inform shareholders annually as to the portion of the distributions from that Fund that constitute "exempt-interest dividends."
In addition, for corporate shareholders of the Funds, "exempt-interest dividends" may comprise part or all of an adjustment to alternative minimum taxable income and constitute part of the tax base for purposes of the federal corporate environmental tax. Exempt-interest dividends that are attributable to certain private activity bonds, while not subject to the regular federal income tax, will constitute an item of tax preference for purposes of the Alternative Minimum Tax.

To the extent that a Fund's dividends are derived from its investment company taxable income (which includes interest on its taxable investments and the excess of net short-term capital gain over net long-term capital loss), they are considered ordinary (taxable) income for federal income tax purposes. Such dividends will not qualify for the dividends-received deduction for corporations. Distributions, if any, of net capital gains (the excess of net long-term capital gain over net short-term capital loss) designated by a Fund as capital gain dividends are taxable to shareholders as long-term capital gain regardless of the length of time the shareholder has owned shares of that Fund.

The tax treatment of distributions from a Fund is the same whether the dividends are received in cash or in additional shares. Shareholders receiving distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share received equal to the fair market value of a share of that Fund on the reinvestment date.

Upon redemption, sale or exchange of shares of the ShortTerm Fund, a shareholder may realize a taxable gain or loss, depending on whether the gross proceeds are more or less than the shareholder's tax basis for the shares. Dispositions of Money Fund shares will not give rise to a gain or loss if that Fund maintains a net asset value per share of one dollar.
Any gain or loss generally will be a capital gain or loss if the shares of a Fund were capital assets in the hands of the shareholder, and generally will be long-term or short-term, depending on the length of time the shares of the Fund were held. A loss realized by a shareholder on the redemption, sale or exchange of shares of a Fund with respect to which capital gains dividends have been paid will, to the extent of such capital gains dividends, be treated as long-term capital loss if such shares have been held by the shareholder for six months or less at the time of their disposition. Furthermore, a loss realized by a shareholder on the redemption, sale or exchange of shares of a Fund with respect to which exempt-interest dividends have been paid will, to the extent of such exempt-interest dividends, be disallowed if such shares have been held by the shareholder for six months or less at the time of their disposition.
A loss realized on a redemption, sale or exchange also will be disallowed to the extent the shares disposed of are replaced (whether through reinvestment of distributions, or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Deductions for interest expense incurred to acquire or carry shares of either Fund may be subject to limitations that reduce, defer or eliminate such deductions. This includes limitations on deducting interest on indebtedness properly allocable to investment property (which may include shares of either Fund). In addition, a shareholder may not deduct a portion of interest on indebtedness incurred or continued to purchase or carry shares of an investment company (such as either Fund) paying exempt-interest dividends. Such disallowance would be in an amount that bears the same ratio to the total of such interest as the exempt-interest dividends bear to the total dividends, excluding net capital gain dividends received by the shareholder. Under rules issued by the Internal Revenue Service for determining when borrowed funds are considered used for the purposes of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares.

Certain of the debt securities acquired by the Funds may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Funds, original issue discount on a taxable debt security earned in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code. Original issue discount on an obligation the interest from which is exempt from federal income tax is not taxable.

Some of the debt securities may be purchased by the Funds at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any debt security
(with a fixed maturity date exceeding one year from the date of issue) having market discount will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of a Fund, at a constant yield to maturity which takes into account the semiannual compounding of interest.

Certain options and futures contracts in which the Funds may invest are "section 1256 contracts." Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Also, section 1256 contracts held by the Funds at the end of each taxable year (and, generally, for purposes of the 4% excise tax, on October 31 of each year) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized.

The requirements relating to the Funds' qualification as a regulated investment company and the Funds' investment policies may limit the extent to which each Fund will be able to engage in transactions in options and futures contracts.

The Funds will be required to report to the Internal Revenue Service all distributions of investment company taxable income and net capital gains, and, for shares of the ShortTerm Fund, the gross proceeds from the redemption or exchange of the Fund's shares, except in the case of certain exempt shareholders.
All such distributions and proceeds from a redemption or exchange may be subject to withholding of federal income tax at the rate of 28% in the case of non-exempt shareholders who fail to furnish a Fund with their taxpayer identification number, or to make required certifications regarding their status under federal income tax laws, or who have been notified by the Internal Revenue Service that they are subject to backup withholding.
If the withholding provisions are applicable, any such distributions or proceeds, whether reinvested in additional shares or taken in cash, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's federal income tax liability. Investors may wish to consult their tax adviser about the applicability of the backup withholding provisions.

A deductible "environmental tax" of 0.12% is imposed on a corporation's modified alternative minimum taxable income in excess of $2 million. The environmental tax will be imposed even if the corporation is not required to pay an alternative minimum tax because the corporation's regular income tax liability exceeds its minimum tax liability. To the extent that exempt-interest dividends paid by a Fund are included in alternative minimum taxable income, corporate shareholders may be subject to the environmental tax.

Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by industrial development or private activity bonds should consult their tax advisers before purchasing shares of the Funds.
The term "substantial user" generally includes any person who . regularly uses in his or her trade or business a part of a facility financed by industrial development or private activity bonds. Generally, an individual will not be a "related person" of a substantial user under the Code unless the person or his or her immediate family owns, directly or indirectly, in the aggregate more than a 50% equity interest in the substantial user, or if the person or a member of his or her immediate family is a partner in a partnership or is a shareholder in a so-called "S corporation" which is a substantial user.


General Information

The foregoing is only a summary of certain tax considerations generally affecting each Fund and its shareholders, and is not intended as a substitute for careful tax planning. Amounts distributed by the Funds may be subject to state and local personal income and other taxes in states other than Florida, as well as federal income taxes. Investors who are not U.S. persons may be subject to special rules that differ significantly from those described herein. Shareholders are urged to consult their tax advisers with specific reference to their own federal, state and local tax situations.

THE INVESTMENT ADVISER

William R. Hough & Co. ("WRH") has been engaged in the municipal bond
industry for over 30 years.   At present, its principal operating activities
include underwriting of municipal securities, providing financial advisory services to government issuers in the State of Florida, extensive trading of municipal securities, and serving as the transfer and shareholder servicing agent and Adviser to The Hough Group of Funds.

The following companies are under common ownership and control with WRH:

* WRH Income Properties Inc., a holding company with the following subsidiaries: WRH Mortgage, Inc. purchases, originates, sells, securitizes, restructures and refinances mortgage loans and engages in various asset purchases; WRH Properties, Inc. holds interests in real property;
WRH Realty Services, Inc. provides real property management services.

* Republic Bancshare, Inc., a state chartered commercial bank


TRUSTEES AND OFFICERS

Overall responsibility for management of the Trust rests with its Board of Trustees. The Trustees elect the officers of the Trust to supervise actively its day-to-day operations.

The names of the Trustees and officers of the Trust, their addresses, ages and principal occupations during the past five years are provided in the tables below. Unless otherwise noted, the business address of each Trustee and officer is 100 Second Avenue South, Suite 800, St. Petersburg, Florida 33701, which is also the address of the Adviser.

Trustees that are deemed "interested persons," as defined in the 1940 Act, are included in the table titled, "Interested Trustees." Trustees who are not interested persons are referred to as Independent Trustees.


INTERESTED TRUSTEES*

Name and Age
Position(s) Held With the Trust, Term of Office** and
Length of Time Served
Principal Occupation(s) During Past Five Years
Number of Funds in Fund Complex Overseen by Trustee
Other Directorships Held by Trustee

W. Robb Hough, Jr.,
Age:  50
President since 1996 and Chairman since 1993
Director and President, William R. Hough & Co. since 1994.
2
None
* Mr. Hough is considered to be an "interested person" of the Funds as defined in the 1940 Act due to his employment with William R. Hough & Co., the Funds' Adviser.
**Trustees hold their position with the Trust until their resignation or removal.



INDEPENDENT TRUSTEES

Name and Age
Position(s) Held With the Trust, Term of Office** and Length of Time ServedPrincipal Occupation(s) During Past Five Years
Number of Funds in Fund Complex Overseen by Trustee
Other Directorships Held by Trustee

Daniel Calabria,
Age:  67
Trustee since 1993.
Retired; Trustee for various mutual funds
2
IDEX Mutual Funds; AEGON/Transamerica Series Funds, Inc.;
Transamerica Income Shares, Inc.

William C. James,
Age:  76
Trustee since 1993.
Retired; Private Investor
2
None.

James T. Lang
Age:  81
Trustee since 1993.
Chief Financial Officer and Treasurer, World Trade Center
Tampa Bay from 1991 to 2001; Vice Chairman, Pinellas County Education
 Authority; Financial Consultant, World Trade Center Association of Florida until 2002.
2
None.

Peter B. Wells
Age:  49
Trustee since 2000.
Certified Public Accountant, Wells, Houser, Schatzel & Thomas, P.A., formerly named Peel, Schatzel & Wells, P.A.
2
None.

** Trustees hold their position with the Trust until their resignation or removal.



OFFICERS WHO ARE NOT TRUSTEES
Name and Age
Position(s) Held With the Trust, Term of Office** and Length of
Time Served
Principal Occupation(s) During Past Five Years

Christopher R. Coviello
Age: 31
Vice President since 2003.
Assumed fund management responsibilities effective August 1, 2003. Was the Funds's Financial Analyst from 1999 to August 1, 2003.
Previously with the Franklin Templeton Group (1996-1999).

John W. Waechter
Age:   51
Vice President and Treasurer since 1993.
Executive Vice President, Director, Chief Financial Officer and a shareholder of William R. Hough & Co. since 1979.

Peter C. Jordan
Age:   42
Controller and Assistant Treasurer since 1994.
Vice President of William R. Hough & Co. since 1994.

Bonnie G. Bertolino
Age:   42
Secretary since 1993.
Vice President and General Counsel of William R. Hough & Co.
since 1992.

William J Shannon
Age: 32
Assistant Vice President since 2003.
Supervisor of Mutual Fund Operations for William R. Hough & Co.
since June of 2003. International Funds Specialist with
T. Rowe Price from 1998 to June 2003.

Brian Miller
Age: 28
Fund Credit Analyst since 2003.
 Fund Credit Analyst with William R. Hough & Co. since 2003.
Previously with Law Engineering & Environmental Services from
1997 to 2001.

William R. Palmer
Age:  28
Assistant Vice President since 1998.
Financial Analyst with William R. Hough & Co. since 1992.

Robyn I.Fiel
Age: 42
Vice President since 1993.
Employee of William R Hough & Co. since 1993 and Member of the Portfolio Management Committee of the ShortTerm Fund.

Stefan M. Haberer
Age: 37
Senior Vice President since 2002
Senior Vice President of Research for William R. Hough & Co.
since 1998


** Officers hold their positions with the Trust until a successor has been duly elected and qualified.

Board Committees


The Hough Group of Funds is governed by its Board of Trustees. The Board has formed an Audit Committee, the function of which is to act on behalf of the Board in fulfilling the Board's oversight responsibilities with regard to the integrity of financial reporting, with assurance of compliance with legal and regulatory requirements and with internal control. Among other things, the Audit Committee serves as liaison among the Board and the Trust's independent auditors and oversees the preparation of the Trust's financial statements and the independent audit thereof. The members of the committee are Daniel Calabria, William James, James Lang and Peter Wells.
During fiscal year ended April 30, 2003, the Audit Committee had six meetings.



Ownership of Securities
As of the date of this Statement of Additional Information, the Trust's Officers and Trustees, as a group, own less than 1% of the Funds' outstanding Shares. For the year ended December 31, 2002, the dollar range of equity securities owned beneficially by each Trustee in the Funds and in any registered investment companies overseen by the Trustee within the same family of investment companies as the Funds is as follows:


INTERESTED TRUSTEES

	            Dollar Range     Dollar Range     Aggregate Dollar
                    of Equity        of Equity        Range in Both Funds
                    Securities in    Securities in
                    Money Market     ShortTerm Fund
                    Fund
                    ------------     --------------   -------------------
Trustee

W. Robb Hough, Jr   Over $100,000     $0 - $10,000       Over $100,000



INDEPENDENT TRUSTEES

Trustee		    Dollar Range     Dollar Range     Aggregate Dollar
                    of Equity        of Equity        Range in Both Funds
                    Securities in    Securities in
                    Money Market     ShortTerm Fund
                    Fund
                    ------------     --------------   -------------------

Trustee

Daniel Calabria    $50,001-$100,000       None          $50,001-$100,000

William James          None            $0-$10,000          $0-$10,000

James Lang           $0-$10,000        $0-$10,000          $0-$10,000

Peter Wells            None               None                None



The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices. The officers of the Trust are all officers of the Adviser and they are compensated for their services directly by the Adviser.


Trustees not affiliated with the Adviser receive from the Trust an annual retainer of $1,000 and a fee of $500 for each Board of Trustees meeting attended and $400 for each Audit Committee meeting attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Trustees who are officers, directors or employees of the Adviser do not receive such fees from the Trust. In addition, James T. Lang received an additional $1,500 for serving as the audit committee's financial expert.



For the fiscal year ended April 30, 2003, the Trustees received the following compensation from the Trust:

Name of Trustee

Aggregate Compensation from the Trust

Pension or Retirement Benefits Accrued as Part of Fund Expenses

Estimated Annual Benefits Upon Retirement

Total Compensation From Registrant and Fund Complex Paid to Trustees

W. Robb Hough, Jr.

$0

$0

$0

$0

Daniel Calabria

$4,350

$0

$0

$4,350

James T. Lang

$5,850

$0

$0

$5,850

William C. James

$4,350

$0

$0

$4,350
Peter B. Wells

$4,350

$0

$0

$4,350



ADVISORY CONTRACTS

Each Fund employs WRH to furnish investment advisory and other services. Under the contract with each Fund, WRH acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of each Fund in accordance with its investment objective, policies, and limitations. WRH also provides the Funds with all necessary office facilities and personnel for servicing the Funds' investments, and compensates all officers of the Trust, all Trustees who are "interested persons" of the Trust or of WRH, and all personnel of the Trust or WRH performing services relating to investment activities.

In addition, the Adviser, subject to the supervision of the Board of Trustees, provides the management and administrative services necessary for the operation of the Funds. These services include providing facilities for maintaining the Fund's organization; supervising relations with custodians, pricing agents, accountants, underwriters, and other persons dealing with the Funds; preparing all general shareholder communications and conducting shareholder relations; maintaining the Funds' records and the registration of the Funds' shares under federal and state law; developing management and shareholder services for the Funds; and furnishing reports, evaluations, and analyses on a variety of subjects to the Board of Trustees.

The Funds bear all fees and expenses not assumed by the Adviser, including: taxes; interest; brokerage fees and commissions, if any; fees of Trustees of the Trust who are not officers, directors, or employees of the Adviser; Securities and Exchange Commission fees and state blue sky qualification fees; charges of custodians and transfer and dividend disbursing agents; each Fund's proportionate share of insurance premiums; outside auditing and legal expenses; costs of maintenance of each Fund's existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; charges of an independent pricing service; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of the shareholders of the Fund and of the officers or Board of Trustees of the Trust; and any extraordinary expenses.

WRH has been the manager and adviser of both the Money Fund and the ShortTerm Fund since inception pursuant to contracts dated
November 11, 1993, which were approved by WRH, then sole shareholder of the Funds on November 11, 1993. The contracts continue in effect for one-year terms, provided such continuance is approved annually by a majority vote of the Board of Trustees, including a majority of the Independent Trustees.


On May 29, 2003, the Board of Trustees, including a majority of the Trust's Independent Trustees, last approved the Investment Advisory and Administrative Agreement. In considering whether to approve the continuation of the Agreement, the Trustees requested, and received from the Adviser, information and data relating to the Investment Advisory and Administrative Agreement and the Advisers management of the Funds. The Board considered a number of factors including each Funds investment performance, its operating expenses, and the Advisers capability to manage the Funds, and the Board compared this information with information they had received about other, similar mutual funds. The Trustees also took into consideration the brokerage practices of the Adviser, including soft dollar arrangements, in considering the Advisers services. Based upon this review, it was the unanimous determination of the Board that the services provided by the Adviser were satisfactory, the fees to be charged by the Adviser are fair and reasonable in light of the services to be provided, and the continuation of the Investment Advisory and Administrative Agreement with the Adviser was in the best interests of each Fund and its shareholders.


Terms of the management contracts call for the Money Market Fund and the ShortTerm Fund to pay the Adviser .50% and .60%, respectively, of the average net daily assets throughout the month. The Funds have entered into an Expense Limitation Agreement with the Adviser pursuant to which the Adviser has agreed to waive the fee and/or reimburse expenses of the each of the Funds to the extent necessary to limit the expenses of each of the Funds to an amount set forth in the Agreement. The following table shows what compensation the Adviser was entitled to received for each of the last three years from each Fund, and what compensation the Adviser actually received after the implementation of the expense waivers under the Expense Limitation Agreement.


Fees per contract
	                     MMF         STF
		          --------    --------
Year ended 4/30/01        $728,417    $186,869
Year ended 4/30/02        $839,511    $152,946
Year ended 4/30/03        $847,544    $140,819

Fees paid after waivers
			     MMF        STF
			  --------    -------
Year ended 4/30/01        $340,034    $58,106
Year ended 4/30/02        $445,006    $4,623
Year ended 4/30/03        $568,590    $8,258



DESCRIPTION OF PROXY VOTING POLICIES
The Trust has delegated all responsibility for proxy voting and reporting to the Adviser. The Trust invests in fixed income securities and generally is not required to vote. However, to the extent that voting is required, the Adviser will vote in accordance with its proxy voting policies and procedures.
The Adviser has written proxy voting policies and procedures as required by Rule 206(4)-6. Under these policies and procedures, the Adviser votes proxies relating to equity portfolio securities in the best economic interest of clients, unless the client contract specifies that the Adviser will not vote or some other limitation applies. The Adviser casts each vote on a case-by-case basis, taking into consideration all relevant facts and circumstances at the time of the vote. The Adviser may cast proxy votes in favor of management proposals or seek to change the views of management, considering specific issues as they arise on their merits.
The Adviser's proxy administrator is responsible for overseeing and supervising the implementation of its proxy voting policies and procedures.
The proxy administrator ensures that proxies for client securities are received, logged in and forwarded to the responsible staff person for voting. Staff person is defined for purposes of proxy voting as only registered associated persons of the firm.
The proxy administrator forwards proxies to each staff person responsible either for the particular security or for client accounts holding the security.
The staff persons are responsible for, among other things, determining whether the Adviser has voting authority over the proxies, ensuring that votes are cast and documenting the rationale for any vote recommendation or decision.
In determining how to vote a given proxy, staff persons follow the Adviser's policies and procedures except to the extent superseded by client proxy voting policies or to the extent that a material conflict of interest is identified. If there is no material conflict of interest, the vote will be cast and a record of the vote will be maintained.
In the event of a personal material conflict of interest, the responsible staff person will refer the decision to another analyst of the Adviser who has no such conflict. In the event of an organizational conflict, the Adviser will follow its procedures for resolving material conflicts as identified below.
The Adviser acknowledges its responsibility for identifying material conflicts of interest relating to voting proxies. Senior management, portfolio managers and research analysts of the Adviser must disclose to the proxy administrator any personal conflicts such as officer or director positions held by them, their spouses or close relatives in the portfolio company. Conflicts based on business relationships with the Adviser or any Adviser affiliates will only be considered to the extent that the Adviser has actual knowledge of such relationships.
When a material conflict of interest between the Adviser's interests and its clients interests appears to exist, the Adviser may eliminate the conflict by choosing one of several options which include: (1) vote in accordance with its policies and procedures if it involves little or no discretion; (2) vote as recommended by a third party service if it uses such a service; (3) mirror vote the proxies in the same proportion as the votes of other proxy holders that are not its clients; (4) if possible, erect information barriers around the person or persons making voting decisions sufficient to insulate the decision from the conflict;
(5) if practical, notify affected clients of the conflict of interest and seek a waiver of the conflict; or (6) if agreed upon in writing with the client, forward the proxies to affected clients allowing them to vote their own proxies.
Clients may obtain copies of the Adviser's written proxy voting policies and procedures as well as information on how proxies were voted for your own account by requesting such information from William R. Hough & Co., Inc. at 100 Second Avenue South, Suite 800, St. Petersburg, FL 33701 or by calling us at 1-800-557-7555.
The Adviser will not disclose client proxy votes to third parties, other than as required for the registered investment companies managed by the Adviser, unless specifically requested, in writing, by the client.
However, to the extent that the Adviser may serve as a subadviser to another adviser to a client, the Adviser will be deemed to be authorized to provide proxy voting records on such client accounts to such other adviser.



CODE OF ETHICS

The Hough Group of Funds and William R. Hough & Co. have each adopted a code of ethics, which are on public file with, and are available from, the Securities and Exchange Commission. The code of ethics does not prohibit investment personnel for the Funds from investing in securities for their own accounts. However, investments purchased by investment personnel are reviewed on a monthly, quarterly and annual basis by the compliance officer to ensure against any trading which could disadvantage the funds. Annually, the board of trustees for the Funds reviews the code of ethics to ensure that it properly addresses any potential conflicts of interest, which may arise from personal trading activities of investment personnel.



DISTRIBUTION AND SERVICE PLAN

Each Fund has adopted a Distribution and Service Plan (the Plans) under Rule 12b-1 of the 1940 Act (the Rule). The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan adopted by the fund under the Rule. The Board of Trustees including a majority of the Trustees who are not interested persons of the Funds and who have no direct or indirect financial interest in the operation of the Plans, adopted the Plans on November 5, 1993 to allow the Funds to incur certain distribution expenses. Each plan was approved by WRH, then sole shareholder of the Funds, on November 11, 1993, and shall continue in effect thereafter, provided such continuance is approved annually by a vote of the Trustees. On May 31, 2003, the Board of Trustees approved the continuance of the Plans.



The Plans specifically recognize that the Funds may make payments to third parties that provide a variety of account maintenance and personal services to shareholders after the sale of the Funds' shares, or to third parties, including banks, that render shareholder support services. To date, all such payments have been made by WRH, and will continue to be paid by WRH through April 30, 2004 under the terms of the Expense Limitation Agreement between WRH and the Funds. However, the agreement allows WRH to recapture such payments in future years subject to the maximum .50% expense limitation.


As required by the Rule, the Trustees carefully considered all pertinent factors relating to implementation of the Plan prior to its approval, and have determined that there is a reasonable likelihood that the Plan will benefit the Funds and their shareholders. To the extent that the Plans give the Distributor greater flexibility in connection with the distribution of shares of the Funds, additional sales of each Fund's shares may result. Additionally, shareholder support services may be provided more effectively under the Plans by local entities with which shareholders have other relationships.


Neither Plan may be amended to increase materially the amount to be spent for the services described therein without approval of the shareholders of the affected Fund, and all material amendments of each Plan must also be approved by the Trustees in the manner described above. Each Plan may be terminated at any time, without payment of any penalty, by vote of a majorityof the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operations of the Plan, or by a vote of a majority of the outstanding voting securities of the affected Fund (as defined in the 1940 Act) on not more than 30 days' written notice to any other party to the Plan. So long as any Plan is in effect, the election and nomination of Trustees who are not such interested persons has been committed to those Trustees who are not such interested persons. The Trustees have determined that, in their judgment, there is a reasonable likelihood that each Plan will benefit the respective Fund and its shareholders. The Distributor shall provide the Trust for review by the Trustees, and the Trustees shall review at least quarterly, a written report of the amounts expended under each Plan and the purpose for which such expenditures were made. In the Trustees' quarterly review of each Plan, they will consider its continued appropriateness and the level of compensation provided therein. For the fiscal year ended April 30, 2003, neither Fund made any payments pursuant to the Plans.




DISTRIBUTOR

Each Fund has a distribution agreement with WRH, a Florida corporation initially organized as a partnership in 1962. WRH is a broker-dealer registered under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The Distribution Agreement calls for WRH to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the Funds, which are continuously offered at NAV. The Distributor pays promotional and administrative expenses in connection with the offer and sale of shares of the Funds.


DESCRIPTION OF THE TRUST

Trust Organization. The Hough Group of Funds (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on July 22, 1993. Currently, the Trust consists of two funds, The Florida TaxFree Money Market Fund and The Florida TaxFree ShortTerm Fund. The Trust's Declaration of Trust permits the Trustees to create additional funds.

There is a remote possibility that one Fund might become liable for any misstatement in its prospectus or statement of additional information about the other Fund.

The assets of the Trust received for the issue or sale of shares of each of its Funds and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are allocated to such Fund, and constitute the underlying assets of such Fund. The underlying assets of each Fund are segregated on the books of account, and are to be charged with the liabilities with respect to such Fund. Expenses with respect to the Trust are to be allocated in proportion to the asset value of the respective Fund, except where allocations of direct expense can otherwise be fairly made.
The officers of the Trust, subject to the general supervision of the Boards of Trustees, have the power to determine which expenses are allocable to a given Fund, or which are general or allocable to all of the Funds. In the event of the dissolution or liquidation of the Trust, shareholders of each Fund are entitled to receive as a class the underlying assets of such Fund available for distribution.

Shareholder and Trustee Liability - Massachusetts Trust. The Trust is an entity of the type commonly known as "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust. The Declaration of Trust provides that the Trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the Trust or its Trustees shall include a provision limiting the obligations created thereby to the Trust and its assets.
The Declaration of Trust provides for indemnification out of each Fund's property of any shareholders held personally liable for the obligations of a Fund. The Declaration of Trust also provides that each Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. The Adviser believes that, in view of the above, the risk of personal liability to shareholders is remote.

The Declaration of Trust further provides that the Trustees, if they have exercised reasonable care, will not be liable for any neglect or wrongdoing, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

Voting Rights.
Each Fund's capital consists of shares of beneficial interest. The shares have no preemptive or conversion rights; voting and dividend rights, the right of redemption, and the privilege of exchange are described in the Prospectus. Shares are fully paid and non-assessable, except as set forth under the respective "Shareholder and Trustee Liability" headings above. Shareholders representing 10% or more of the Trust or one of its Funds may, pursuant to a written request presented to the Trust or a Fund, call meetings of the Trust or Fund for any purpose related to the Trust or Fund, as the case may be, including, in the case of a meeting of the entire Trust, the purpose on voting on removal of one or more Trustees.

The Trust or any Fund may be terminated upon the sale of its assets to another open-end management investment company or series thereof, or upon liquidation and distribution of its assets. Generally such terminations must be approved by vote of the holders of a majority of the outstanding shares of the Trust or the Fund. Unless terminated or reorganized, the Trust and the Funds will continue indefinitely.

Custodian.
State Street Bank of New York, 16 Wall Street,
New York, New York 10005, is custodian of the assets of the Funds.
The custodian is responsible for the safekeeping of the Funds' assets and the appointment of subcustodian banks and clearing agencies. The custodian takes no part in determining the investment policies of the Funds or in deciding which securities are purchased or sold by the Funds.
The Funds may, however, invest in obligations of the custodian and may purchase securities from or sell securities to the custodian.

Auditor.
PriceWaterhouseCoopers LLP, 1177 Avenue of the Americas,
New York, New York 10036, serves as the Trust's independent accountant. The auditor examines financial statements for the Funds and provides other audit, tax and related services.

Legal Counsel.
Dechert Price & Rhoads, 1775 Eye Street, Washington, D.C. 20006, is special counsel to the Trust.


Principal Shareholders As of April 20, 2003, to the knowledge of management, no person owned beneficially or of record 5% or more of either Funds' outstanding shares, except Reliance Trust Company, Mutual Fund Processing, PO Box 48449, Atlanta, GA 30362-1449 which owned 157,232.450 shares of the ShortTerm, Fund (representing
6.7% of the Funds' outstanding shares), and 10,161,512.35 shares of the Money Market Fund (representing 6.31% of the Funds' outstanding shares) .



FINANCIAL STATEMENTS

The Trust's Financial Statements including notes thereto, dated as of April 30, 2003 are incorporated by reference into this Statement of Additional Information.

__________________________



APPENDIX


The descriptions that follow are examples of eligible ratings for the Funds. A Fund may, however, consider the ratings for other types of investments and the ratings assigned by other rating organizations when determining the eligibility of a particular investment.

Description of Moody's Investors Service, Inc.'s ratings of State and Municipal Notes:

Moody's ratings for state and municipal and other short-term obligations will be designated Moody's Investment Grade (MIG, or VMIG for variable rate obligations). This distinction is in recognition of the difference between short-term credit risk and long-term credit risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run. Symbols used will be as follows:

MIG-I/VMIG-I - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG-2/VMIG-2 - This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG-3/VMIG-3 - This designation denotes favorable quality, with all s ecurity elements accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG-4/VMIG-4 - This designation denotes adequate quality protection commonly regarded as required of an investment security is present and, although not distinctly or predominantly speculative, there is specific risk.

Description of Standard & Poor's Corporation's ratings of
State and Municipal Notes:

SP-1- Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2 - Satisfactory capacity to pay principal and interest.

SP-3 - Speculative capacity to pay principal and interest.

Description of Moody's Investors Service, Inc.'s
Municipal Bond Ratings:

Aaa - Bonds rated Aaa are judged to be of the best quality.
They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than Aaa securities.

A - Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Those bonds in the Aa, A, Baa, Ba, and B groups which Moody's believes possess the strongest investment attributes are designated by the s ymbols Aa1, A1, Baa1, Ba1, and B1.

Description of Standard & Poor's Corporation's Municipal Bond Ratings:

AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest-rated debt issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits dequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

The ratings from AA to B may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

Description of Fitch Investor Service, Inc. ("Fitch"):

AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB--Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Plus (+) Minus (-)--Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs however, are not used in the "AAA" category.

NR--Indicates that Fitch does not rate the specific issue.

Conditional--A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

Suspended--A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

Withdrawn--A rating will be withdrawn when an issue matures or is called or refinanced and, at Fitch's discretion, when an issuer fails to furnish proper and timely information.

Fitch Alert--Ratings are placed on Fitch Alert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," where ratings may be raised or lowered. Fitch Alert is relatively short-term, and should be resolved within 12 months.


Credit Trend--Credit Trend indicators show whether credit fundamentals are improving, stable, declining or uncertain, as follows:

Improving		(

Stable			---

Declining		(

Uncertain		(

Credit Trend indicators are not predictions that any rating change will occur, and have a longer-term time frame than issues placed on Fitch Alert.

Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. T he ratings ("BB" to "C") represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating ("DDD" to "D") is an assessment of the ultimate recovery value through reorganization or liquidation.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment, that might affect the issuer's future financial strength.

Bonds that have the same rating are of similar but not necessarily identical credit quality since rating categories cannot fully reflect the differences in degrees of credit risk.

BB--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC--Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC--Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C--Bonds are in imminent default in payment of interest or principal.

DDD, DD and D--Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

Plus (+) Minus (-)--Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs however, are not used in the "DDD," "DD," or "D" categories.

Description of Duff & Phelps Credit Rating Co. ("D&P"):

Triple A

Highest credit quality. The risk factors are only slightly more than for risk-free U.S. Treasury debt.



Double A
  High
  Middle
  Low

High credit quality.  Protection factors are strong.
Risk is modest but varies slightly from time to time because of economic conditions.



Single A
  High
  Middle
  Low

Good quality investment grade securities. Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.



Triple B
  High
  Middle
  Low

Below average protection factors but still considered sufficient for institutional investment. Considerable variability in risk during economic cycles.



Double B
  High
  Middle
  Low

Below investment grade but deemed likely to meet obligations when due. Protection factors fluctuate according to economic conditions. Overall quality may move up or down frequently within the category.



Single B
  High
  Middle
  Low

Below investment grade and possessing risk that obligations will not be met when due. Protection factors will fluctuate widely according to economic cycles. Potential exists for frequent changes in rating within this category or into a higher or lower quality rating grade.



Substantial Risk

Well below investment grade with considerable uncertainty as to timely payment of interest. Protection factors are narrow.
 Risk can be substantial with unfavorable economic conditions.



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